EXHIBIT 10.13

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                       BUILDING CONTRACT

      THIS  CONTRACT is made and entered into as of this  Twenty-

fifth   day  of  March  1998,  by  and  between  MARNELL   CORRAO

ASSOCIATES, INC., a Nevada Corporation (as General Contractor and

hereinafter  referred to as "Contractor"),  and  Rio  Properties,

Inc. d/b/a Rio Suite Hotel & Casino, a Nevada Limited Partnership

(hereinafter referred to as "Owner").


                          WITNESSETH:

      WHEREAS,  the  Owner  intends to construct  the  RIO  NORTH

DEVELOPMENT  at  the  Rio  Suite Hotel &  Casino,  including  Rio

Sitework,   Convention  Center,  Expanded  Spa,   Villas,   Twain

Connector, West Utility Corridor, and Valet Parking Garage, being hereinafter  referred to as the Project (OUR PROJECT NOS.  61497,

61597, 61797, 61897, 62097, 62197 AND & 62297), and

      WHEREAS,  the Owner requests the Contractor to perform  the work  and  supply  said  materials  and  equipment  necessary  to complete the Project, and

      WHEREAS, the Contractor desires to perform said work and to supply said materials and equipment,

      NOW  THEREFORE,  in  consideration of the  mutual  benefits arising therefrom, and for other good and valuable consideration,

it is hereby agreed as follows.


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                            ARTICLE 1

                       CONTRACT DOCUMENTS

      (A)   The  documents constituting the Contract between  the

Owner and the Contractor (and hereby collectively referred to  as the Contract or this Contract) consist of the following:

            1.   This Building Contract.

            2.   Marnell Corrao Associates Rio North  Development

                 Preliminary  Magnitude  Budget  Estimate Revised

                 31 October 1997, attached hereto as Exhibit 'B'.

            3.   Project plans entitled: Preliminary Site Grading

                 Plans,  Rio  Palazzo  Suites,   Rio   Convention

                 Center, Rio Valet  Parking  Garage,  Twain  West

                 Connector  and  West  Utility  Corridor   issued

                 through 15  October 1997  as prepared by Anthony

                 A. Marnell II, Chtd., Architect.

      (B)   In the event of any conflict between or among any  of

the  terms  or  conditions  of  the documents  constituting  this

Contract, the following order shall be  employed in resolving any such  conflict  and in determining what terms or conditions  will govern:

            1.   This  Building  Contract,  inclusive  of Exhibit

'B'.

            2.   The Plans.

      (C)   This  Contract  constitutes  the   entire   agreement

between  the  parties, and no modification of this contract shall be valid  or  binding unless such modification is in writing duly dated and  signed  by both parties.  Neither Owner nor Contractor shall  be  bound  by  prior  terms,  conditions,  statements,  or

representations,  express  or  implied,  oral  or  written,   not

otherwise contained in this Contract.

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                            ARTICLE 2

                       CHANGES IN THE WORK

      (A)  The Owner may, by written instructions or drawings  to

the   Contractor  which,  in  the  reasonable  opinion   of   the

Contractor, do not materially affect the type, design, nature  or scheduling  of  the  Project, make changes in the  abovementioned plans  and specifications, issue additional instructions, require additional work, direct the omission of work previously shown  or ordered,  or  change work already incorporated into the  Project,

and  the  provisions of this Contract shall apply to any and  all such  changes with the same force and effect as though originally embodied in this Contract.

      (B)  For   changes  which  involve  additional  work  or  a

reduction  in  work  as  set forth in Paragraph  (A)  above,  the

Guaranteed  Maximum Cost as hereinafter set forth  in  Article  6 shall  be  increased or decreased by the Contractor in accordance

with   the   Contractor's  estimate  for  said  work,   and   the

Contractor's fee shall be appropriately adjusted.  All changes in the  work  must be authorized by a representative of Owner,  who,

for the purposes of this Project, shall be

Mr. Cary Rehm.

      (C)  However,  Owner and Contractor specifically agree that should  a  change be requested by Owner which, in the  reasonable opinion  of  the  Contractor, would materially affect  the  type,

design,  nature  or  schedule of the  Project  as  a  whole,  the

Contractor  reserves the right to renegotiate the  terms  of  the

Contract.

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                            ARTICLE 3

                       CONTRACTOR'S DUTIES

      (A)  The  Contractor agrees to provide all labor, materials and  equipment necessary for the proper completion of the Project in  a  manner consistent with the requirements of the work to  be performed,  subject  only to the provisions of  Article  18;  and during  the  course  of  construction, the Contractor  agrees  to furnish its best skill and judgment in effecting this goal.

      (B)  The  Contractor  shall  maintain  at  the site for the

Owner  one  (1) record copy of drawings, specifications, addenda,

change orders and other modifications.

      (C)  The    Contractor   shall,   during  the   course   of

construction, keep the premises free from accumulation  of  waste

materials  or  rubbish  caused  by  its  operations.   Within   a

reasonable  period  of time after substantial completion  of  the

Project,  the  Contractor shall remove its  waste  materials  and rubbish  from  and about the Project site as well as  all  tools,

construction equipment, machinery and surplus materials.

      (D)  The  Contractor shall comply with all applicable laws,

ordinances,  rules, codes, regulations and lawful orders  of  any public authority relating to construction of the Project.

      (E)  Irrespective   of  Paragraph  (D)  above,  it  is  the

responsibility of the Project Architect to use his  best  efforts to  make certain that the Project is designed in accordance  with applicable laws, ordinances, rules, statutes, building codes  and regulations.  If the Contractor observes that the Project, or any portion  thereof,  may be at variance therewith,  the  Contractor shall  notify the Architect, and any change shall be accomplished by an appropriate modification as provided in Article 2.

      (F)  Any other duties as may be set forth in this Contract.

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                            ARTICLE 4

                         OWNER'S DUTIES

      (A)  The   Owner  shall, at the request of the  Contractor,

prior  to the time of execution of this Contract, furnish to  the

Contractor and Contractor's Surety and Bonding Company acceptable evidence  that the Owner has made suitable financial arrangements to fulfill its obligations under this Contract.

      (B)  The  Owner  shall furnish all surveys to the Architect describing  the  physical characteristics, legal limitations  and utility  locations  for  the site of the  Project,  and  a  legal description  of the site.  A copy of the legal description  shall be attached to this Contract and marked as Exhibit A.

      (C)  The  Owner   shall   secure  and  pay  for   necessary

approvals,  easements,  assessments  and charges required for the construction,  use  or  occupancy of  permanent structures or for permanent changes in existing facilities.

      (D)  Information  or  services  under  the  Owner's control shall be furnished by the Owner with reasonable promptness so  as to avoid any delay in the orderly progress of the work.

      (E)  The  Owner  shall  provide the  Architect  with  those facilities required by Article 5 (A) (3).

      (F)  Any other duties as may be set forth in this Contract.

      (G)  The  Owner  shall  pay  for  and  obtain all necessary utility company extensions or service fees related  to

           this project; i.e., Clark County Sanitation  District,

           Nevada Power Company, Sprint Telephone, Southwest  Gas

           Corporation, Las Vegas Valley Water District, etc.

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                            ARTICLE 5

                       ARCHITECT'S DUTIES

      The Owner is informed that the Architect on this Project is

Anthony  A.  Marnell  II, who, in addition to  being  a  licensed

Architect  within  the  State  of  Nevada,  is  also  a  majority stockholder  and employee of Contractor.  The Owner  acknowledges this  relationship  between  Architect  and  Contractor  on  this

Project,   and  herein  accepts  in  every  respect  this   close

association  between the two of them.  In light  of  the  special relationship  existing between the Architect and the  Contractor,

the  Owner  agrees  that  in  case  of  the  termination  of  the

Architect,  for whatever reason, at the option of the  Contractor the terms and conditions of this Contract will be renegotiated.

      (A)  The   Architect  will provide  administration  of  the

Project as follows:

           (1)   The Architect shall advise and consult with  the

Owner, and shall act on behalf of the Owner and Contractor to the extent provided in this Contract.

           (2)   The  Architect shall visit the site at intervals

appropriate  to the stage of construction or as otherwise  agreed by the Architect in writing to become generally familiar with the progress  and quality of the work and to determine in general  if the work is proceeding in accordance with the Contract.  However,

the  Architect  shall  not  be required  to  make  exhaustive  or continuous  on-site inspections to check the quality or  quantity of  the  work.  On the basis of such on-site observations  as  an

Architect,  the  Architect shall keep the Owner informed  of  the progress  and quality of work.  However, the Architect shall  not be  responsible  for  the acts or omissions  of  the  Contractor,

Subcontractors, or any other persons performing any of  the  work in  the  Project, or for failure of any of them to carry out  the work in accordance with this Contract.

           (3)   The Architect shall at all times have access  to

the  work  wherever it is in preparation or progress,  and  Owner shall  provide  facilities for such access so that the  Architect may perform his functions under this Contract.

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           (4)   On  written  request  of  either  the  Owner  or

Contractor,  the  Architect  shall, with  reasonable  promptness,

render  interpretations of the plans and specifications necessary for the proper execution or progress of the work.

           (5)   The Architect's decisions in matters relating to

artistic  effect shall be final if consistent with the intent  of this Contract.

           (6)   The  Architect  shall  have  authority to reject

work which  does not conform to the requirements of this Contract and the given standards of the industry;  and  whenever,  in  the

Architect's  reasonable  opinion, it  is  necessary  to  evaluate conformity, the Architect will have authority to require  special inspection  or  testing  of  the  work  in  accordance  with  the provisions  of this Contract, whether or not such  work  be  then fabricated, installed or completed.

                (a)  If inspection or testing of the work reveals

a material failure of the work to comply with the requirements of the  Contract  and the standards of the industry, the  Contractor shall  promptly  correct any such deficient work,  and  the  cost involved  in  correcting that work shall be borne solely  by  the

Contractor.   However, should the inspection  or  testing  reveal

that   the  work  has  been  in  material  compliance  with   the

requirements of the Contract and standards of the industry,  then

the   Owner  shall  bear  any  and  all  costs  involved  in  the

inspection,   testing,  and  correction  of  the  work   and   an

appropriate change order shall be issued as provided  in  Article

2.

                     (b)    If   the   law,   rules,  ordinances,

regulations or orders of any public authority having jurisdiction require  any  portion  of  the work to be  inspected,  tested  or approved,  the Contractor shall arrange for such inspections  and the Owner shall bear all the costs of such inspections, tests  or approval.

           (7)   The Architect shall review and approve  or  take

other appropriate action upon the Contractor's submittals such as shop drawings, product data and samples, for conformance with the design concept of the work, and with the information given in the

Contract.   Such action shall be taken with reasonable promptness

so as to cause no delay in the Project.  The Architect's approval of a

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specific  item  shall not indicate approval of  any  assembly  of which the item is a component.

           (8)   Any  other duties as may be set  forth  in  this

Contract.

                            ARTICLE 6

                        CONTRACTOR'S FEE

      In  consideration  of the Contractor's performance  of  its obligations  under  this Contract, the Owner agrees  to  pay  the

Contractor as compensation for its services all costs  (as  costs are  defined in Article 7) plus a fee equal to Seven (7%) percent of  the  total cost of the Project.  Costs shall be paid  to  the

Contractor at the time and in the manner set forth in Article 15.

In addition, the Contractor shall be paid ninety percent (90%) of the proportional amount of its fee with each payment request made by  Contractor  until such time that the work  is  fifty  percent

(50%)  complete.   Thereafter the Contractor shall  be  paid  One

Hundred Percent (100%) of the proportional amount of its fee with each  payment request.  The balance of the fee shall be  paid  at the  time  of final payment.  The Contractor guarantees that  the maximum  cost  to  the Owner for the completion of  the  Project,

which  cost  includes the Contractor's fee, shall not exceed  ONE

HUNDRED FIFTY TWO MILLION, FIVE HUNDRED SIXTY FOUR THOUSAND,  ONE

HUNDRED  FIFTY  THREE  DOLLARS ($152,564,153.00).   This  amount,

however, is predicted upon the aforementioned original plans  and the  scope  of work as outlined in Marnell Corrao Associates  Rio

North  Development Preliminary Magnitude Budget Estimates Revised

31 October 1997 (Exhibit B), and does not contemplate any changes as may be requested by the Owner as provided for in Article 2.

      As  identified  in Exhibit 'B', the above  stated  Contract

Amount  includes  a Project Contingency in the  amount  of  SEVEN

MILLION  DOLLARS  ($7,000,000.00).  It  is  understood  that  the

Contractor  shall not utilize funds from this Project Contingency

without  the  review  and approval of  the  Owner.   It  is  also

understood  that  the above stated Contract Amount  is  based  on preliminary project drawings.

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Upon  receipt  of  substantially complete  project  drawings  and specifications  for each element of the project,  the  Contractor shall  procure  pricing  from subcontractors  and  suppliers  and

prepare  detailed  cost estimates for the  Owner's  review.   The

Contractor shall identify within these detailed cost estimates, a

Contingency  Amount  for  each  element  of  the  project.    The

Contractor  shall at that time, request a draw from  the  Project

Contingency for that element of the project.  Utilization of  any additional Project Contingency funds will require the review  and approval of the Owner.


                            ARTICLE 7

                     COSTS TO BE REIMBURSED

      (A)  The  Owner agrees to reimburse the Contractor for  all costs incurred in the execution of the work.  Such costs include,

but are not limited to, the following items:

          ITEM I.   Any and all costs of labor, including but not

limited  to  social  security, unemployment  insurance,  old  age benefits, all applicable taxes, travel time, subsistence wherever applicable, contributions to labor union benefits, such as health and  welfare, vacation, pension, etc.  Weekly payrolls  shall  be made  up  from  daily time sheets and shall set forth  the  name,

classification,  social  security number,  hours  worked,  travel time, subsistence, rate of pay, gross amount, all deductions, and net  amount paid for each employee.  The payroll sheet shall bear a sequence number and dates indicating the payroll period.

                    Contractor  is to  pay when due all  employee

labor tax contributions, all state, county and federal taxes,  as pertains  to labor, and all contributions to labor union  benefit

funds.   Contractor  shall  submit on  its  payment  request  the

billing for aforementioned amounts.

          ITEM II.  The  salary  and  expenses  of  one  off-site

administrative employee who is to expend whatever time and energy is required to see that the job is properly administered from the home  office.  However, his services are not to be exclusive  for

this  Project.   Services  of additional off-site  administrative

personnel

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are  to  be  covered  by  the allowance  of  the  salary  of  the administrative employee and may not be added to the cost  of  the job.

          ITEM III. Any  and all materials and supplies purchased

for  the Project or required for execution of the work, including temporary  buildings  and structures.  Cost  of  materials  shall include all applicable taxes and costs of transportation of these

materials.   Fuel  or energy for vehicle and equipment  shall  be

included.   All materials paid for, or reimbursed, by  the  Owner

shall become the property of the Owner.

          ITEM IV.  The  amounts of all subcontracts, said amount

to include all subcontractor's costs and profits.

          ITEM  V.  Premiums on  all  insurance or bonds required

and  or  maintained for the Project (see Article 10  and  Article

17).   Premiums  shall be included as costs as  to  which  markup applies  in  determining Contractor's fee.  The cost  of  General

Liability  Insurance is a reimbursable cost.  The  rate  for  the

General  Liability  Insurance shall be a  minimum  of  $7.50  per

$1,000  dollars  of  contract value.  This  rate  is  subject  to

change.   Cost to be reimbursed shall be actual cost incurred  by

Contractor.

          ITEM VI.  Transportation, traveling expenses, including

meals  and  hotel expenses of the Contractor of its  officers  or employees incurred in the discharge of duties connected with this work.

          ITEM VII.  All  expenses incurred for transportation to

and  from  the work of the personnel required for its prosecution as pertaining to Article 7, Item VI.

          ITEM VIII.Permit  fees,  plan  check  fees,  royalties,

direct  field  surveying  for   construction   purposes,   county

inspectors,  damages  for  infringement  of patents and  costs of defending  suits  therefore,  and  for deposits lost  for  causes other than the Contractor's negligence.

          ITEM IX.  Losses  and   expenses  not   compensated  by

insurance  or otherwise sustained by the Contractor in connection with the work, provided they

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have  resulted from causes other than the fault or negligence  of the  Contractor.  Such losses shall include settlements made with the  written  consent and approval of the Owner.  No such  losses shall be included in the cost fee, but if after a loss from fire,

flood  or  similar  causes  not due  to  the  negligence  of  the

Contractor,   Contractor  be  required  to  reconstruct   damaged

portions  of items, Contractor shall receive for its  services  a fee  in compliance with Article 6.  Such work shall be considered a  change  subject  to  the  provision  of  Article  2,  and  the guaranteed maximum cost shall be increased accordingly.

          ITEM X.   Minor  expenses, such as telegrams, telephone

service,  expressage, first aid supplies and similar  petty  cash items.

          ITEM XI.  Cost,    including    transportation      and

maintenance,  of  hand  tools  not  owned  by  workmen,   canvas,

tarpaulins,  polyethylene  film,  and  items  consumed   in   the

prosecution of the work.  Items used but not consumed remain  the property of Contractor.

                ITEM  XII.   Rentals of tools, vehicles,  trucks,

compressors, cranes, hoists, equipment and all construction plant parts  thereof.  It is intended that rental shall be  charged  on all  items  required  for  use in construction  of  the  Project.

Rentals shall be charged on equipment owned by the Contractor  as well  as  equipment owned by others.  Rental rates  shall  be  as established by prevailing area rates.

          ITEM XIII.Interest  at  a  rate   in  accordance   with

Article  15,  Paragraph (A), and as can be  determined  on  funds which  the  Contractor must provide or borrow in the  event  that

payments   are  not  made  by  the  Owner  on  time  as  provided

hereinafter in Article 15.

          ITEM XIV. All  items   and   expenses   necessary   for

providing  of  a  temporary office at the jobsite.   Salaries  of

personnel  required  to  maintain  the  field  office  shall   be

incorporated  in the payroll under the provisions of  Article  7,

Item  I.   Supplies  for the office shall be provided  under  the

provisions of Article 7, Item III.

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          ITEM XV.  Costs  incurred due to an emergency affecting

the safety of persons and property.

      (B)  Owner  agrees  to reimburse Contractor for  all  costs incurred  during  or arising out of the course  of  construction,

even though billings for said costs may be submitted to the Owner after  the  Contract has otherwise terminated, up  to  a  maximum period of 60 days after final payment.


                            ARTICLE 8

                   COSTS NOT TO BE REIMBURSED

      The following are the only costs which the Contractor shall not be permitted to include as job costs;

          ITEM I.   Salary  of  any  person employee  during  the

execution  of  the work in the main home office, except  the  one administrative employee for whom provision is made in article  7,

Item II.

          ITEM II.  Overhead  expenses not expressly included  in

Article 7.

          ITEM III. Interest  on  capital  employed, except  that

provided for in Article 7, Item XIII.


                            ARTICLE 9

                   DISCOUNTS, REBATES, REFUNDS

      All  cash  and trade discounts shall accrue to  the  Owner,

provided payments to the Contractor are timely made according  to the  provisions  of  Article  15.  Should  any  payments  to  the

Contractor be withheld or delayed for whatever reason,  all  cash

and  trade  discounts shall accrue to the Contractor.   Should  a

discount  be disallowed by a supplier due to a delay  in  payment from  the Owner, the undiscounted amount shall be considered  the

cost.   Rebates,  refunds and all returns from  sale  of  surplus

material shall accrue to the Owner.

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                           ARTICLE 10

                            INSURANCE

      (A)  Property Insurance.

           (1)   The  Owner shall purchase and maintain  property

insurance on the entire work to the full insurable value thereof.

This   insurance   shall  include  the  Owner,  the   Contractor,

Subcontractors,   Sub-subcontractors,   and   Materialmen.    The

insurance  shall  insure  against the perils  of  fire,  extended coverage  and  also  include "all risk"  for  physical  loss  not limited to theft, earthquake and flood damages.  If the Owner and

Contractor agree to waive any coverage's and a loss results  from this uninsured peril or lack of coverage, then the Owner shall be solely responsible for any and all resulting damage and costs.

                (a)   The Owner shall file a copy of all policies

with  the Contractor before an exposure to loss may occur.   Said

policies to be in a form and content satisfactory to Contractor.

                (b)   If  the  Owner does not intend to  purchase

insurance required by Paragraph (1) above, Owner shall inform the

Contractor in writing prior to the commencement of the work.  The

Contractor may then effect such insurance, and the cost shall  be charged  to  the  Owner as a reimbursable cost  provided  for  in

Article 7.

           (2)   The  Owner  shall  purchase  and  maintain  such

insurance  as  will insure Owner against loss of use  of  Owner's property and/or damage to existing property due to fire or  other hazards, however caused.  This insurance shall include the Owner,

the    Contractor,    Subcontractors,   Sub-subcontractors    and

Materialmen.   The  Owner,  for  itself  and  on  behalf  of  its

insurance company or companies, waives all rights of recovery  or causes  of  action against the Contractor for all  damage  and/or loss or use of its property, including consequential losses,  due to fire and other hazards, however caused.

           (3)   The responsibility for payment of any deductible

under Paragraphs (1) and (2) above shall be borne exclusively  by the Owner.

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           (4)   All   policies  of   insurance  obtained   under

Paragraphs (1) and (2) above shall be secured with recognized and

established   insurance   companies  and   no   cancellation   or

modification  of any policy or policies shall be  made  by  Owner without thirty (30) days prior written notice to Contractor.

      (B)  Liability Insurance.

           (1)   The  Owner  shall  be responsible for purchasing

and  maintaining its own liability insurance, which shall include such insurance  as  will protect the Owner against  claims  which may arise from any operations under this Contract.

           (2)   The  Contractor  will  provide  the  Owner  with

certificates  of  insurance evidencing that  the  Contractor  has liability  and  automobile liability insurance,  which  insurance cannot  be  canceled  by or terminated or  the  coverage  thereof materially reduced, until the insurance company has attempted  to give  thirty (30) days written notice thereof by Registered  Mail addressed  to  the  Contractor and Owner.  The  Contractor  shall maintain:

               (a)  Public Liability:

                    Comprehensive   General  Liability  Insurance

covering  the Contractor, Owner and other indemnities,  as  their interests  may  appear,  as additional insured,  with  limits  of

liability  as follows:  Bodily Injury and Property  Damage:   Not

less  than  Ten Million Dollars ($10,000,000.00) Combined  Single

Limit.

               (b)  Workmen's Compensation:

                    Workmen's  Compensation Insurance, in minimum

amounts as required by Law.

               (c)  Automobile Liability:

                    Automobile  Liability  and   Property  Damage

Insurance  for  all owned, non-owned and hired vehicles  covering the Contractor and the indemnities, as their interest may appear,

as  additional insured, against liability for bodily  injury  and death  and  for property damage with limits of liability  of  not less  than  One  Million Dollars ($1,000,000.00) Combined  Single

Limit.

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           (3)   Owner  agrees  to  defend,  indemnify  and  hold

Contractor completely free and harmless from and against any  and all expenses, costs, including but not limited to court costs and reasonable attorney's fees which arise out of or which in any way relate  to any claim or demand being asserted, or lawsuit  arises our  of  any operations affecting the Project.  The agreement  to indemnify  and hold the Contractor completely free  and  harmless shall apply, save and except where it is legally established by a

Court  of  competent jurisdiction that the Contractor has  itself been principally negligent.  This Paragraph (3) shall survive the termination of this Contract.

      (C)  Boiler Insurance.

           The  Owner  shall  purchase and  maintain  boiler  and

machinery  insurance in an amount necessary to protect the  Owner and  Contractor  from any and all risks or loss.  This  insurance shall  include  the  Owner, the Contractor, Subcontractors,  Sub-

subcontractors and Materialmen.

      (D)  Notification of Any Claim.

           Should either party to this Contract suffer injury  or

damage  to  person or property because of any act or omission  of the  other  party or any of its employees, agents or  others  for whose  acts  either the Owner or Contractor is or may be  legally liable, any claim of injury or damage shall be made in writing to such  other  party  within  a reasonable  time  after  the  first observance of such injury or damage.


                           ARTICLE 11

                          SUBCONTRACTS

      (A)  The  Contractor may subcontract all or any portion  of the  work at its discretion, and the total price of any  and  all such Subcontracts shall be a reimbursable cost as provided for in

Article 7.

      (B)  Contractor    acknowledges    that    under    limited

circumstances the Owner may request the Contractor to use one  or

more   Subcontractors  of  the  Owner's  choice.    However,   in

recognition of the special relationship that must exist between

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the Contractor and its Subcontractors, the Owner agrees that when the  Owner requests the use of any particular Subcontractor,  the

Owner  shall  seek  the advise and obtain  the  approval  of  the

Contractor.   The Owner further agrees that should the Contractor

agree  to use the Owner's Subcontractor, and should the price  to be charged by the Owner's Subcontractor exceed the price with the

Contractor  otherwise intended to use, the  difference  in  price will  be added to the Guaranteed Maximum Cost as provided for  in

Article  6,  and  that the Contractor's fees  will  be  increased accordingly.

      (C)  Regardless of which Subcontractors may be used on  the

Project,  there shall be no contractual relationship between  the

Owner and the Subcontractors, and the Contractor shall have full,

complete and absolute directing authority over performance of the work by all Subcontractors.

      (D)  The organization of the specifications into divisions,

sections and articles, and the arrangement of drawings shall  not control the Contractor in dividing the work among Subcontractors,

or  in establishing the extent of the work to be performed by any trade.

                           ARTICLE 12

                     OWNER'S REPRESENTATIVE

      During  the course of construction, the Owner shall provide an individual who will be available on a regular basis to consult

with  the Contractor concerning all phases of the Project.   This

individual  shall  be the Owner's Representative,  and  shall  be solely responsible for bringing any problems to the attention  of the  Contractor,  and  for approving any matters  for  which  the

Owner's  approval  is required or sought.  This individual  shall have  total familiarity with all aspects of the building process,

and  will have authority to represent and bind the Owner  in  any and all matters affecting the Owner's rights and responsibilities

under  this  Contract.   For the purposes of  this  Project,  the

Owner's Representative shall be Mr. Cary Rehm.  If for any reason or at any time, this individual will not be available to the

Contractor,  then  the Owner shall immediately designate  another individual  to take his place and shall notify the Contractor  of such writing.


                           ARTICLE 13

                        TITLE OF THE WORK

      The  title  to  all work completed and  in  the  course  of construction,  and of all materials supplied, for  which  payment has been made in full by Owner, shall be in the Owner.



                           ARTICLE 14

                   ACCOUNTING-INSPECTION AUDIT

      The  Contractor shall keep full and detailed  accounts  and records  of  all  costs.  The Owner shall be afforded  reasonable access  to  the accounts and records of Contractor as  reasonable times  for  the  purpose  of  inspecting,  and  where  reasonably requested by Owner, auditing the same.

      However,  neither the request for nor the  conduct  of  any audit shall be cause for failure of Owner to make timely payments

as  provided  herein.   In any and all events,  the  Owner  shall

request,   conduct   and  close  any  monthly  progress   payment

accounting  review within thirty (30) days after receipt  of  the progress payment request.  Any FINAL payment request audit  shall be  conducted  and  closed  within twenty-five  (25)  days  after receipt of the request for final payment so as not to delay final payment including retention which shall be paid Contractor within thirty (30) days after substantial completion of the Project, and in no event, later than thirty-nine (39) days after the filing of the Notice of Completion for the Project.

                           ARTICLE 15

                     APPLICATION FOR PAYMENT

      (A)  The Contractor shall deliver to the Owner, on or about the  first  day of each month, a request for payment  on  a  form

substantially similar to that attached hereto as Exhibit C.   The

Contractor  shall  include  with this form  an  appropriate  lien release covering the work and materials enumerated in the payment request.  The Owner shall promptly approve the payment request so that  there will be no delay in processing of payment and  shall,

save  and except where a legitimate objection is raised as  to  a particular item as provided in Paragraph (B) below, make  payment in  full to the Contractor on or before the tenth (10th)  day  of each month.  Payments not made to the Contractor on or before the tenth (10th) of the month shall bear interest at the then current prime  rate  of  interest plus 2% as that rate is established  by

First  Interstate Bank of Nevada.  The inclusion of this interest shall  be  in  addition to any and all other rights and  remedies which  the  Contractor  may  have  in  the  event  of  delinquent payments.

      (B)  The  Owner  shall determine the amount owning  to  the

Contractor based on observations at the site and on evaluation of

the   Contractor's  request  for  payment.   Should   the   Owner

disapprove  an  item  in any payment request,  payment  for  that specific  item may be withheld for a period not to exceed  thirty

(30)  days  within which time it shall be adjudicated.   However,

the balance requested in that payment request must be paid by the

Owner to the Contractor on or before the tenth (10th) day of  the month.

      (C)  The  Contractor  specifically  reserves  the  right to cease work should requested payments be unreasonably withheld  or delayed.

      (D)  Payments  will be made by  the Owner for  materials or equipment  whether  the  same  have been  incorporated  into  the

Project or suitable stored on or off the site.  Payments for said materials  and equipment will be conditioned only upon inspection of  the  materials  and  equipment by  the  Contractor,  and  the

Contractor's  verification  that  suitable  insurance  has   been

secured.

      (E)  If,  after substantial completion of the  work,  final completion thereof is materially delayed through no fault of  the

Contractor  or  by  issuance  of change  orders  affecting  final completion,  the Owner shall, upon application by the Contractor,

and without terminating the Contract, make payment of the balance due for that portion of the work which has been fully completed.

      (F)  In the  event of a lien or liens for material or labor is  filed against the property, the Owner may withhold from final payment  to Contractor an amount equal to the amount of the  lien plus a reasonable amount to meet the cost of possible litigation.

This amount shall be promptly released to the Contractor upon its furnishing a bond in favor of the Owner and the lien claimant  in the amount of the lien and probable litigation costs, or upon the

Contractor  furnishing  the Owner a  release  of  lien  from  the claimant.

      (G)  Final  payment shall be paid to the Contractor  within thirty  (30)  days after substantial completion,  as  defined  in

Article  16, Paragraph (B) and in no event later than thirty-nine

(39)  days after, the filing of the Notice of Completion for  the

Project.

      (H)  The making of final payment shall constitute  a waiver of  all  claims  by  the  Owner except  those  arising  from  (1)

unsettled liens, or (2) faulty or defective work appearing  after substantial completion and within the term of the warranty  given by the Contractor, under the terms of Article 19.

      (I)  A  ten percent (10%) retention shall be withheld  from each application for payment for work performed until the work is fifty  percent (50%) complete. Thereafter no retention  shall  be withheld.  Retention shall be released upon Final Payment.

                           ARTICLE 16

                      NOTICE OF COMPLETION

      (A)  The Owner shall promptly record a Notice of Completion when  the  Project has been substantially completed.  Substantial

completion  is  defined below in Paragraph  (B).   Final  payment

shall  be  paid to the Contractor within thirty (30)  days  after substantial  completion, and in no event later  than  thirty-nine

(39)  days  after,  the filing of Notice of  Completion  for  the

Project.

      (B)  The date of substantial completion of the work, or any

designated  portion  thereof,  is  the  date  certified  by   the

Contractor   when  construction  is  sufficiently  complete,   in

accordance with the Contract, so the Owner can occupy or  utilize the  Project or designated portion thereof for the use for  which it is intended.


                           ARTICLE 17

                              BOND

      The   Contractor  shall  endeavor  to  furnish  a  Contract

Performance Bond in an amount and form satisfactory to the  Owner at the Owner's expense should the Owner specifically request such a  bond.  Should the Owner desire, the Contractor may pay for the bond; however, in this event, the premium shall become a job cost under  the  provision of Article 7, Item V,  and  the  Guaranteed

Maximum  Cost  as  set  forth in Article 6,  shall  be  increased accordingly, treating this as a change subject to the  provisions of Article 2.


                           ARTICLE 18

                     PERIOD OF CONSTRUCTION

      (A)  The  Contractor  agrees  to  commence  work  hereunder within  five  (5)  work days after receipt of written notice from the Owner to do so, to prosecute said work thereafter  diligently and continuously to completion  and  in  any  and  all events  to

substantially  complete  the  Project  in  accordance  with   the

requirements of the Owner.

      (B)  The  Owner  and  Contractor specifically  acknowledge,

however,  that  there  are circumstances  beyond  the  reasonable control of Contractor which may result in a delay of the Project.

Consequently,  Owner and Contractor agree that if the  Contractor is  delayed or impeded by any acts of the Owner or its agents  or those claiming under agreement from the Owner, or by acts of  God which  Contractor could not have reasonably foreseen and provided against, or by stormy, inclement, or severely cold weather, or by strike, boycott, or like obstructive actions of employees,  third persons or labor organizations, or for any other cause beyond the reasonable  control  of  Contractor, the time  within  which  the

Contractor  has  to complete the Project shall  be  appropriately extended.

      (C)  Should   concealed   conditions  encountered  in   the

performance  of  the work below the surface  of  the  ground,  or should  concealed or unknown conditions in an existing  structure be  at variance with the conditions indicated by the Contract, or should  unknown  physical conditions below  the  surface  of  the ground  or should concealed or unknown conditions in an  existing structure  of an unusual nature, differing materially from  those ordinarily  encountered and generally recognized as  inherent  in

work   of  the  character  provided  for  in  this  Contract   be

encountered,  the Contract Sum shall be equitably adjusted  under

Article  2,  upon claim made within a reasonable time  after  the first observance of the condition.

      (D)  The  period  of  time set forth in Paragraph (A) above may be necessarily or appropriately extended by any change orders effected pursuant to Article 2.

      (E)  The  term "day" as used throughout this Contract shall mean calendar day unless otherwise specifically designated.



                           ARTICLE 19

                           WARRANTIES

      (A)  The entire work is hereby warranted against defects in materials and workmanship for a period of one (1) year  from  the date  of  substantial  completion of the Project  or  substantial completion of any designated portion thereof. If, within this one (1) year period, any of the work or materials or equipment  (for which approval has not been previously  given  in writing by Owner) is proven to be defective and not in accordance with  the Contract, the Contractor shall, at its expense, correct said  defect promptly after receipt of a written notice from  the

Owner  to  do  so.   The Owner shall give notice  promptly  after

discovery of any defective condition.

      (B)  The  Contractor  warrants  to  the  Owner   that   all

equipment and materials furnished under this Contract will be new unless otherwise specified or approved by the Owner.

      (C)  Articles,    materials   or   methods   specified   by

proprietary  name  or  by name of vendor or  manufacturer will be furnished  or  applied  by  Contractor,  except  only where equal substitutions  for articles, materials or methods are approved by the Contractor  for  use  in  lieu  thereof.  In  determining the quality of  substitute  parts, materials or methods, availability or procurement shall be a determining factor.

      (D)  The  Contractor shall secure and furnish to the  Owner through  the  Architect,  all applicable written  guarantees  and warranties as may be called for by this Contract.


                           ARTICLE 20

                           ARBITRATION

      (A)  All  disputes,  claims  or   questions   not  resolved

informally by Owner and Contractor may be subject to arbitration.

If  both  Owner  and Contractor agree that a particular  dispute,

claim or question should be arbitrated, then arbitration shall be effected  as  provided in Paragraph (B) below, and  the  decision therefrom shall be binding on both parties.  If, however,  either the  Contractor and/or the Owner elect not to proceed by  way  of

arbitration,   then  either  or  both  parties  may   resort   to

appropriate  Court  action,  with  the  prevailing  party   being

entitled to receive all reasonable attorneys' fees, Court  costs,

and any and all other fees, expenses, and costs arising out of or in any way incurred in the institution or defense of that action.

      (B)  Should  both   the   Owner  and  Contractor  agree  to

arbitration, the following procedures shall be employed:

           (1)   Notice  of the demand for arbitration  shall  be

filed  in  writing with the other party to this  Contract.   This

demand  shall be made within a reasonable time after the  dispute has risen, but in no case shall the demand be made later than the time set in this Contract for final payment.  Any demand received after that time shall not be allowed.

           (2)   Owner and Contractor shall, within ten (10) days

of  the written demand for arbitration, agree upon an arbitrator.

If  within this said ten (10) day period the Owner and Contractor are  unable to agree upon a single arbitrator, then the Owner and

Contractor will, within three (3) additional days, each select an arbitrator, and those two arbitrators will then select a third.

           (3)   At  such  time as the arbitrator (or  all  three

arbitrators)  has  been  selected as provided  in  Paragraph  (2)

above,   the  election  to  arbitrate  shall  become  final   and

irrevocable.

           (4)   Unless  both  Owner and Contractor  specifically

agree  in writing to the contrary, the arbitration hearing  shall be  conducted  and the decision rendered therefrom no  more  than forty-five (45) days after the written demand for arbitration.

           (5)   The  arbitrator,  if  he  deems  that  the  case

requires it, is authorized to award to the party whose contention is sustained, such sums as he (or a majority of them) shall  deem proper  to  compensate  the prevailing party  for  the  time  and expense  incident  to  the proceedings,  including  any  and  all reasonable attorneys' fees expended, and, if the arbitration  was demanded without reasonable cause, he may also award damages  for delay.  Unless Owner and Contractor specifically agree in writing to the contrary, the arbitrator shall fix his own compensation and shall assess costs and charges of the proceeding upon either or both parties.

           (6)   The  decision of the arbitrator shall be  final,

save  and except for the limited right of appeal as provided  for in the Nevada Revised Statutes.  In the event the decision of the arbitrator  is  appealed, reasonable attorneys'  fees  and  Court costs, as determined by a Court of competent jurisdiction,  shall be paid to the prevailing party.

           (7)   Unless Owner and Contractor otherwise  agree  in

writing  to the contrary, the Contractor shall carry on the  work during  any arbitration proceedings, and the Owner shall continue to  make timely payments to the Contractor in accordance with the

Contract.


                           ARTICLE 21

                   TERMINATION OF THE CONTRACT

      (A)  Termination by the Contractor.

           (1) If the work is stopped for a period of thirty (30)

days under an order of any Court or other public authority having jurisdiction, or as the result of an act of government,  such  as declaration  of a national emergency making materials unavailable through  no act or fault of the Contractor or a Subcontractor  or their agents or employees, or any other person performing any  of the  work  under a contract with the Contractor, or if  the  work should  be  stopped  for  a period of thirty  (30)  days  by  the

Contractor  because  the Owner has not made payment  as  provided herein, then the Contractor may, upon three (3) additional  days'

written  notice to the Owner, terminate this Contract and recover from  the Owner payment for all work executed, and for any proven loss sustained upon any materials, equipment, tools, construction equipment and machinery, including reasonable profit and  damages thereon.

      (B)  Termination by the Owner.

           (1)  If the Contractor is adjudged a bankrupt or makes

a  general  assignment  for the benefit of  creditors,  or  if  a receiver  is appointed on account of the Contractor's insolvency,

or  if  the  Contractor  persistently and repeatedly  refuses  or fails, except in cases for which an extension of time is provided for  in Article 18, to supply enough workmen or materials, or  if the  Contractor persistently and repeatedly fails to make payment to  Subcontractors  or  for materials or labor,  or  persistently disregards laws, ordinances, rules, regulations or orders of  any public authority having jurisdiction, or otherwise is guilty of a substantial  violation of the provisions of this  Contract,  then the  Owner may, without prejudice to any other rights or remedies he  may have, and after giving the Contractor and his surety,  if any, three (3) days' written notice, terminate the employment  of the  Contractor and take possession of the site and all materials for which the Owner has made payment in full.

      (C)  Any   termination   of  this  Contract,   whether   by

Contractor or Owner,  shall be subject to the rights and remedies available in Article 20.


                           ARTICLE 22

                    MISCELLANEOUS PROVISIONS

                             (None)

                           ARTICLE 23

                             NOTICES

      Any  and  all  notices,  demands or  requests  required  or appropriate under this Contract shall be given in writing  either by  personal delivery or by registered or certified mail,  return receipt requested, addressed to the following addresses:

     To Contractor:      MARNELL CORRAO ASSOCIATES, INC.
                         4495 South Polaris Avenue
                         Las Vegas, NV  89103

     To Owner:           RIO PROPERTIES, INC. d/b/a
                         RIO SUITE HOTEL & CASINO
                         3700 West Flamingo Road
                         Las Vegas, NV  89103

When notice has been given by mail, it shall be deemed served the date  following  deposit, postage prepaid in  the  United  States

mail.   The  parties may change the place of notice by  notifying

the other party as set forth herein.


                           ARTICLE 24

                       PARTIAL INVALIDITY

Should  any term, condition, covenant or provision of this Contra ct,  or  any application thereof, be held by a Court of competent

jurisdiction   to   be   invalid,  void  or  unenforceable,   all

provisions,  covenants or conditions of this  Contract,  and  all applications  thereof, not held invalid, void  or  unenforceable,

shall  continue in full force and effect and shall in no  way  be effected, impaired or invalidated thereby.



                           ARTICLE 25

                     SUCCESSORS IN INTEREST

      Neither  Owner nor Contractor may transfer or  assign  this

Contract,  or  any  interest therein, without the  prior  written permission of the other.  However, this Contract shall insure  to be  benefit  of,  and  be binding upon, the  successors,  assigns

(where  permitted)  and representatives of  both  the  Owner  and

Contractor, and the Owner and Contractor covenant for  themselves and for their successors, assigns
and  representatives, that they will fully perform on  the  terms and conditions of this Contract.



                           ARTICLE 26

                      CAPTIONS AND PRONOUNS

The captions appearing at the commencement of the Articles hereof are  descriptive  only and for convenience in reference  to  this

Contract, and in no way whatsoever define, limit or describe  the scope  or  intent  of this Contract, or in any  way  affect  this

Contract.


                           ARTICLE 27

                     CORPORATE AUTHORIZATION

      The   parties  executing  this  Contract  acknowledge   and

represent that all corporate authorization has been obtained  for the  execution of this Contract and for the compliance with  each and every term hereof.

                           ARTICLE 28

                           LEGAL SITUS

      The  terms  and  conditions  of  this  Contract  shall   be

construed in  accordance  with  and governed by the laws  of  the

State  of  Nevada,  and  the  parties hereto acknowledge that the

Courts  of this  State shall have exclusive jurisdiction over any action or proceeding brought under or by reason of this Contract.



      IN  WITNESS WHEREOF, the Contractor and Owner have executed this contract as of the day and year first above written.


RIO PROPERTIES, INC. d/b/a          MARNELL CORRAO ASSOCIATES,
RIO SUITE HOTEL & CASINO            INC.


By /s/ John Lipkowitz               By /s/ Perry A. Eiman

Its  Exec VP                        Its  Vice President of
                                    Operations

                                     Nevada State Contractor's
                                     License No. 39178

Attachments:   Exhibit 'A' Legal Description
               Exhibit 'B' Rio North Development Preliminary
                   Magnitude Budget Estimate Revised
                   31 October 1997
               Exhibit 'C' Billing Format

                           EXHIBIT 'A'

                       (Legal Description)


                         [NOT INCLUDED]

                           EXHIBIT 'B'

       (Rio North Development Preliminary Magnitude Budget
                Estimate Revised 31 October 1997)


                         [NOT INCLUDED]

                           EXHIBIT 'C'

                        (Billing Format)


                         [NOT INCLUDED]

                       BUILDING CONTRACT

     THIS CONTRACT is made and entered into as of this Twenty-

fifth day of March 1998, by and between MARNELL CORRAO

ASSOCIATES, INC., a Nevada Corporation (as General Contractor and

hereinafter referred to as "Contractor"), and Rio Properties,

Inc. d/b/a Rio Suite Hotel & Casino, a Nevada Limited Partnership

(hereinafter referred to as "Owner").



                          WITNESSETH:

     WHEREAS, the Owner intends to construct various LOWRISE

INTERIOR REMODELS at the Rio Suite Hotel & Casino, including the

Marketing Remodel, Shutters Restroom Relocation,

Reservation/Concierge Desk, High Limit Slot, High Limit Salon,

Martini Bar, 2nd Floor Poker Tournament, Mask Sushi Bar, Chinese

Restaurant, New Carpet Walkway, EDR Upgrades, Garage Lobby

Enhancements, Arcade Relocation, Copa Showroom Entry Remodel,

Village 2nd Floor Exhibit Space, Village Bar Pop-Up TV, Copa

Showroom Video Screen Replacement and Casino Video Wall

Relocation, being hereinafter referred to as the Project (OUR

PROJECT NOS. 87597, 60097, 60197, 60297, 60397, 60497, 60597,

60697, 60797, 60897, 60997, 61197, 61297, 61397, 61697, 62797 &

62997), and

     WHEREAS, the Owner requests the Contractor to perform the

work and supply said materials and equipment necessary to

complete the Project, and

     WHEREAS, the Contractor desires to perform said work and to supply said materials and equipment,

     NOW THEREFORE, in consideration of the mutual benefits

arising therefrom, and for other good and valuable consideration,

it is hereby agreed as follows.

                           ARTICLE 1

                       CONTRACT DOCUMENTS

     (A)  The documents constituting the Contract between the

Owner and the Contractor (and hereby collectively referred to as the Contract or this Contract) consist of the following:

          1.   This Building Contract.

                    2.   Marnell Corrao Associates Preliminary

               Magnitude Budget Estimates dated 15 October 1997,

               attached hereto as Exhibit 'B'.

                    3.   Project plans entitled: Marketing

               Remodel, Shutters Restroom Relocation,

               Reservation/Concierge Desk, High Limit Slot, High

               Limit Salon, Martini Bar, 2nd Floor Poker

               Tournament, Mask Sushi Bar, Chinese Restaurant,

               New Carpet Walkway, EDR Upgrades, Garage Lobby

               Enhancements, Arcade Relocation, Copa Showroom

               Entry Remodel, Village 2nd Floor Exhibit Space,

               Village Bar Pop-Up TV, Copa Showroom Video Screen

               Replacement and Casino Video Wall Relocation

               issued through 10 October 1997 as prepared by

               Anthony A. Marnell II, Chtd., Architect.

     (B)  In the event of any conflict between or among any of

the terms or conditions of the documents constituting this

Contract, the following order shall be  employed in resolving any such conflict and in determining what terms or conditions will govern:

          1.   This Building Contract, inclusive of Exhibit 'B'.

          2.   The Plans.

     (C)  This Contract constitutes the entire agreement between the parties, and no modification of this contract shall be valid or binding unless such modification is in writing duly dated and signed by both parties.  Neither Owner nor Contractor shall be bound by prior terms, conditions, statements, or representations, express or implied, oral or written, not otherwise contained in this Contract.

                           ARTICLE 2

                      CHANGES IN THE WORK

     (A)  The Owner may, by written instructions or drawings to the Contractor which, in the reasonable opinion of the

Contractor, do not materially affect the type, design, nature or scheduling of the Project, make changes in the abovementioned plans and specifications, issue additional instructions, require additional work, direct the omission of work previously shown or ordered, or change work already incorporated into the Project,

and the provisions of this Contract shall apply to any and all such changes with the same force and effect as though originally embodied in this Contract.

     (B)  For changes which involve additional work or a

reduction in work as set forth in Paragraph (A) above, the

Guaranteed Maximum Cost as hereinafter set forth in Article 6 shall be increased or decreased by the Contractor in accordance with the Contractor's estimate for said work, and the

Contractor's fee shall be appropriately adjusted.  All changes in the work must be authorized by a representative of Owner, who,

for the purposes of this Project, shall be

Mr. Cary Rehm.

     (C)  However, Owner and Contractor specifically agree that should a change be requested by Owner which, in the reasonable opinion of the Contractor, would materially affect the type,

design, nature or schedule of the Project as a whole, the

Contractor reserves the right to renegotiate the terms of the

Contract.

                           ARTICLE 3

                      CONTRACTOR'S DUTIES

     (A)  The Contractor agrees to provide all labor, materials and equipment necessary for the proper completion of the Project in a manner consistent with the requirements of the work to be performed, subject only to the provisions of Article 18; and

during the course of construction, the Contractor agrees to

furnish its best skill and judgment in effecting this goal.

     (B)  The Contractor shall maintain at the site for the Owner one (1) record copy of drawings, specifications, addenda, change orders and other modifications.

     (C)  The Contractor shall, during the course of

construction, keep the premises free from accumulation of waste materials or rubbish caused by its operations.  Within a

reasonable period of time after substantial completion of the

Project, the Contractor shall remove its waste materials and rubbish from and about the Project site as well as all tools,

construction equipment, machinery and surplus materials.

     (D)  The Contractor shall comply with all applicable laws,

ordinances, rules, codes, regulations and lawful orders of any public authority relating to construction of the Project.

     (E)  Irrespective of Paragraph (D) above, it is the

responsibility of the Project Architect to use his best efforts to make certain that the Project is designed in accordance with applicable laws, ordinances, rules, statutes, building codes and regulations.  If the Contractor observes that the Project, or any portion thereof, may be at variance therewith, the Contractor shall notify the Architect, and any change shall be accomplished by an appropriate modification as provided in Article 2.

     (F)  Any other duties as may be set forth in this Contract.

                           ARTICLE 4

                         OWNER'S DUTIES

     (A)  The Owner shall, at the request of the Contractor,

prior to the time of execution of this Contract, furnish to the

Contractor and Contractor's Surety and Bonding Company acceptable evidence that the Owner has made suitable financial arrangements to fulfill its obligations under this Contract.

     (B)  The Owner shall furnish all surveys to the Architect

describing the physical characteristics, legal limitations and utility locations for the site of the Project, and a legal

description of the site.  A copy of the legal description shall be attached to this Contract and marked as Exhibit A.

     (C)  The Owner shall secure and pay for necessary approvals,

easements, assessments and charges required for the construction,

use or occupancy of permanent structures or for permanent changes in existing facilities.

     (D)  Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness so as to avoid any delay in the orderly progress of the work.

     (E)  The Owner shall provide the Architect with those

facilities required by Article 5 (A) (3).

     (F)  Any other duties as may be set forth in this Contract.

     (G)  The Owner shall pay for and obtain all necessary utility company extensions or service fees related to this project; i.e.,

          Clark County Sanitation District, Nevada Power Company, Sprint

          Telephone, Southwest Gas Corporation, Las Vegas Valley Water

          District, etc.

                           ARTICLE 5

                       ARCHITECT'S DUTIES

     The Owner is informed that the Architect on this Project is

Anthony A. Marnell II, who, in addition to being a licensed

Architect within the State of Nevada, is also a majority

stockholder and employee of Contractor.  The Owner acknowledges this relationship between Architect and Contractor on this

Project, and herein accepts in every respect this close

association between the two of them.  In light of the special relationship existing between the Architect and the Contractor,

the Owner agrees that in case of the termination of the

Architect, for whatever reason, at the option of the Contractor the terms and conditions of this Contract will be renegotiated.

     (A)  The Architect will provide administration of the

Project as follows:

          (1)  The Architect shall advise and consult with the

Owner, and shall act on behalf of the Owner and Contractor to the extent provided in this Contract.

          (2)  The Architect shall visit the site at intervals

appropriate to the stage of construction or as otherwise agreed by the Architect in writing to become generally familiar with the progress and quality of the work and to determine in general if the work is proceeding in accordance with the Contract.  However,

the Architect shall not be required to make exhaustive or

continuous on-site inspections to check the quality or quantity of the work.  On the basis of such on-site observations as an

Architect, the Architect shall keep the Owner informed of the progress and quality of work.  However, the Architect shall not be responsible for the acts or omissions of the Contractor,

Subcontractors, or any other persons performing any of the work in the Project, or for failure of any of them to carry out the work in accordance with this Contract.

          (3)  The Architect shall at all times have access to

the work wherever it is in preparation or progress, and Owner shall provide facilities for such access so that the Architect may perform his functions under this Contract.

          (4)  On written request of either the Owner or

Contractor, the Architect shall, with reasonable promptness,

render interpretations of the plans and specifications necessary for the proper execution or progress of the work.

          (5)  The Architect's decisions in matters relating to

artistic effect shall be final if consistent with the intent of this Contract.

          (6)  The Architect shall have authority to reject work

which does not conform to the requirements of this Contract and the given standards of the industry; and whenever, in the

Architect's reasonable opinion, it is necessary to evaluate

conformity, the Architect will have authority to require special inspection or testing of the work in accordance with the

provisions of this Contract, whether or not such work be then fabricated, installed or completed.

               (a)  If inspection or testing of the work reveals

a material failure of the work to comply with the requirements of the Contract and the standards of the industry, the Contractor shall promptly correct any such deficient work, and the cost involved in correcting that work shall be borne solely by the

Contractor.  However, should the inspection or testing reveal that the work has been in material compliance with the

requirements of the Contract and standards of the industry, then the Owner shall bear any and all costs involved in the

inspection, testing, and correction of the work and an

appropriate change order shall be issued as provided in Article

2.

                    (b)  If the law, rules, ordinances,

regulations or orders of any public authority having jurisdiction require any portion of the work to be inspected, tested or

approved, the Contractor shall arrange for such inspections and the Owner shall bear all the costs of such inspections, tests or approval.

          (7)  The Architect shall review and approve or take

other appropriate action upon the Contractor's submittals such as shop drawings, product data and samples, for conformance with the design concept of the work, and with the information given in the

Contract.  Such action shall be taken with reasonable promptness so as to cause no delay in the Project.  The Architect's approval of a
specific item shall not indicate approval of any assembly of which the item is a component.

          (8)  Any other duties as may be set forth in this

Contract.



                           ARTICLE 6

                        CONTRACTOR'S FEE

     In consideration of the Contractor's performance of its

obligations under this Contract, the Owner agrees to pay the

Contractor as compensation for its services all costs (as costs are defined in Article 7) plus a fee equal to Seven (7%) percent of the total cost of the Project.  Costs shall be paid to the

Contractor at the time and in the manner set forth in Article 15.

In addition, the Contractor shall be paid ninety percent (90%) of the proportional amount of its fee with each payment request made by Contractor until such time that the work is fifty percent

(50%) complete.  Thereafter the Contractor shall be paid One

Hundred Percent (100%) of the proportional amount of its fee with each payment request.  The balance of the fee shall be paid at the time of final payment.  The Contractor guarantees that the maximum cost to the Owner for the completion of the Project,

which cost includes the Contractor's fee, shall not exceed TWELVE

MILLION, THREE HUNDRED FOURTEEN THOUSAND, FOUR HUNDRED ONE

DOLLARS ($12,314,401.00).  This amount, however, is predicted upon the aforementioned original plans and the scope of work as outlined in Marnell Corrao Associates Preliminary Magnitude

Budget Estimates dated 15 October 1997 (Exhibit B), and does not contemplate any changes as may be requested by the Owner as

provided for in Article 2.

                           ARTICLE 7

                     COSTS TO BE REIMBURSED

     (A)  The Owner agrees to reimburse the Contractor for all

costs incurred in the execution of the work.  Such costs include,

but are not limited to, the following items:

          ITEM I.   Any and all costs of labor, including but not

limited to social security, unemployment insurance, old age

benefits, all applicable taxes, travel time, subsistence wherever applicable, contributions to labor union benefits, such as health and welfare, vacation, pension, etc.  Weekly payrolls shall be made up from daily time sheets and shall set forth the name,

classification, social security number, hours worked, travel time, subsistence, rate of pay, gross amount, all deductions, and net amount paid for each employee.  The payroll sheet shall bear a sequence number and dates indicating the payroll period.

                    Contractor is to pay when due all employee

labor tax contributions, all state, county and federal taxes, as pertains to labor, and all contributions to labor union benefit funds.  Contractor shall submit on its payment request the

billing for aforementioned amounts.

          ITEM II.  The salary and expenses of one off-site

administrative employee who is to expend whatever time and energy is required to see that the job is properly administered from the home office.  However, his services are not to be exclusive for this Project.  Services of additional off-site administrative personnel are to be covered by the allowance of the salary of the administrative employee and may not be added to the cost of the job.

          ITEM III.  Any and all materials and supplies purchased

for the Project or required for execution of the work, including temporary buildings and structures.  Cost of materials shall include all applicable taxes and costs of transportation of these materials.  Fuel or energy for vehicle and equipment shall be included.  All materials paid for, or reimbursed, by the Owner shall become the property of the Owner.

          ITEM IV.  The amounts of all subcontracts, said amount

to include all subcontractor's costs and profits.

          ITEM V.   Premiums on all insurance or bonds required

and or maintained for the Project (see Article 10 and Article

17).  Premiums shall be included as costs as to which markup applies in determining Contractor's fee.  The cost of General

Liability Insurance is a reimbursable cost.  The rate for the

General Liability Insurance shall be a minimum of $7.50 per

$1,000 dollars of contract value.  This rate is subject to

change.  Cost to be reimbursed shall be actual cost incurred by

Contractor.

          ITEM VI.  Transportation, traveling expenses, including

meals and hotel expenses of the Contractor of its officers or employees incurred in the discharge of duties connected with this work.

          ITEM VII.  All expenses incurred for transportation to

and from the work of the personnel required for its prosecution as pertaining to Article 7, Item VI.

          ITEM VIII.       Permit fees, plan check fees,

royalties, direct field surveying for construction purposes,

county inspectors, damages for infringement of patents and costs of defending suits therefore, and for deposits lost for causes other than the Contractor's negligence.

          ITEM IX.  Losses and expenses not compensated by

insurance or otherwise sustained by the Contractor in connection with the work, provided they have resulted from causes other than the fault or negligence of the Contractor.  Such losses shall include settlements made with the written consent and approval of the Owner.  No such losses shall be included in the cost fee, but if after a loss from fire, flood or similar causes not due to the negligence of the Contractor, Contractor be required to

reconstruct damaged portions of items, Contractor shall receive for its services a fee in compliance with Article 6.  Such work shall be considered a change subject to the provision of Article

2, and the guaranteed maximum cost shall be increased

accordingly.

          ITEM X.   Minor expenses, such as telegrams, telephone

service, expressage, first aid supplies and similar petty cash items.

          ITEM XI.  Cost, including transportation and

maintenance, of hand tools not owned by workmen, canvas,

tarpaulins, polyethylene film, and items consumed in the

prosecution of the work.  Items used but not consumed remain the property of Contractor.

               ITEM XII.  Rentals of tools, vehicles, trucks,

compressors, cranes, hoists, equipment and all construction plant parts thereof.  It is intended that rental shall be charged on all items required for use in construction of the Project.

Rentals shall be charged on equipment owned by the Contractor as well as equipment owned by others.  Rental rates shall be as established by prevailing area rates.

          ITEM XIII.       Interest at a rate in accordance with

Article 15, Paragraph (A), and as can be determined on funds which the Contractor must provide or borrow in the event that payments are not made by the Owner on time as provided

hereinafter in Article 15.

          ITEM XIV.  All items and expenses necessary for

providing of a temporary office at the jobsite.  Salaries of personnel required to maintain the field office shall be

incorporated in the payroll under the provisions of Article 7,

Item I.  Supplies for the office shall be provided under the provisions of Article 7, Item III.

          ITEM XV.  Costs incurred due to an emergency affecting

the safety of persons and property.

     (B)  Owner agrees to reimburse Contractor for all costs

incurred during or arising out of the course of construction,

even though billings for said costs may be submitted to the Owner after the Contract has otherwise terminated, up to a maximum period of 60 days after final payment.

                           ARTICLE 8

                   COSTS NOT TO BE REIMBURSED

     The following are the only costs which the Contractor shall not be permitted to include as job costs;

          ITEM I.   Salary of any person employee during the

execution of the work in the main home office, except the one administrative employee for whom provision is made in article 7,

Item II.

          ITEM II.  Overhead expenses not expressly included in

Article 7.

          ITEM III. Interest on capital employed, except that

provided for in Article 7, Item XIII.

                           ARTICLE 9

                  DISCOUNTS, REBATES, REFUNDS

     All cash and trade discounts shall accrue to the Owner,

provided payments to the Contractor are timely made according to the provisions of Article 15.  Should any payments to the

Contractor be withheld or delayed for whatever reason, all cash and trade discounts shall accrue to the Contractor.  Should a discount be disallowed by a supplier due to a delay in payment from the Owner, the undiscounted amount shall be considered the cost.  Rebates, refunds and all returns from sale of surplus material shall accrue to the Owner.



                           ARTICLE 10

                           INSURANCE

     (A)  Property Insurance.

          (1)  The Owner shall purchase and maintain property

insurance on the entire work to the full insurable value thereof.

This insurance shall include the Owner, the Contractor,

Subcontractors, Sub-subcontractors, and Materialmen.  The

insurance shall insure against the perils of fire, extended

coverage and also include "all risk" for physical loss not

limited to theft, earthquake and flood damages.  If the Owner and

Contractor agree to waive any coverage's and a loss results from this uninsured peril or lack of coverage, then the Owner shall be solely responsible for any and all resulting damage and costs.

               (a)  The Owner shall file a copy of all policies

with the Contractor before an exposure to loss may occur.  Said policies to be in a form and content satisfactory to Contractor.

               (b)  If the Owner does not intend to purchase

insurance required by Paragraph (1) above, Owner shall inform the

Contractor in writing prior to the commencement of the work.  The

Contractor may then effect such insurance, and the cost shall be charged to the Owner as a reimbursable cost provided for in

Article 7.

          (2)  The Owner shall purchase and maintain such

insurance as will insure Owner against loss of use of Owner's property and/or damage to existing property due to fire or other hazards, however caused.  This insurance shall include the Owner,

the Contractor, Subcontractors, Sub-subcontractors and

Materialmen.  The Owner, for itself and on behalf of its

insurance company or companies, waives all rights of recovery or causes of action against the Contractor for all damage and/or loss or use of its property, including consequential losses, due to fire and other hazards, however caused.

          (3)  The responsibility for payment of any deductible

under Paragraphs (1) and (2) above shall be borne exclusively by the Owner.

          (4)  All policies of insurance obtained under

Paragraphs (1) and (2) above shall be secured with recognized and established insurance companies and no cancellation or

modification of any policy or policies shall be made by Owner without thirty (30) days prior written notice to Contractor.

     (B)  Liability Insurance.

          (1)  The Owner shall be responsible for purchasing and

maintaining its own liability insurance, which shall include such insurance as will protect the Owner against claims which may arise from any operations under this Contract.

     (2)  The Contractor will provide the Owner with certificates of insurance evidencing that the Contractor has liability and automobile liability insurance, which insurance cannot be

canceled by or terminated or the coverage thereof materially reduced, until the insurance company has attempted to give thirty

(30) days written notice thereof by Registered Mail addressed to the Contractor and Owner.  The Contractor shall maintain:

               (a)  Public Liability:

                    Comprehensive General Liability Insurance

covering the Contractor, Owner and other indemnities, as their interests may appear, as additional insured, with limits of

liability as follows:  Bodily Injury and Property Damage:  Not less than Ten Million Dollars ($10,000,000.00) Combined Single

Limit.

               (b)  Workmen's Compensation:

                    Workmen's Compensation Insurance, in minimum

amounts as required by Law.

               (c)  Automobile Liability:

                    Automobile Liability and Property Damage

Insurance for all owned, non-owned and hired vehicles covering the Contractor and the indemnities, as their interest may appear,

as additional insured, against liability for bodily injury and death and for property damage with limits of liability of not less than One Million Dollars ($1,000,000.00) Combined Single

Limit.

          (3)  Owner agrees to defend, indemnify and hold

Contractor completely free and harmless from and against any and all expenses, costs, including but not limited to court costs and reasonable attorney's fees which arise out of or which in any way relate to any claim or demand being asserted, or lawsuit arises our of any operations affecting the Project.  The agreement to indemnify and hold the Contractor completely free and harmless shall apply, save and except where it is legally established by a

Court of competent jurisdiction that the

Contractor has itself been principally negligent.  This Paragraph

(3) shall survive the termination of this Contract.

     (C)  Boiler Insurance.

          The Owner shall purchase and maintain boiler and

machinery insurance in an amount necessary to protect the Owner and Contractor from any and all risks or loss.  This insurance shall include the Owner, the Contractor, Subcontractors, Sub-

subcontractors and Materialmen.

     (D)  Notification of Any Claim.

          Should either party to this Contract suffer injury or

damage to person or property because of any act or omission of the other party or any of its employees, agents or others for whose acts either the Owner or Contractor is or may be legally liable, any claim of injury or damage shall be made in writing to such other party within a reasonable time after the first

observance of such injury or damage.

                           ARTICLE 11

                          SUBCONTRACTS

     (A)  The Contractor may subcontract all or any portion of

the work at its discretion, and the total price of any and all such Subcontracts shall be a reimbursable cost as provided for in

Article 7.

     (B)  Contractor acknowledges that under limited

circumstances the Owner may request the Contractor to use one or more Subcontractors of the Owner's choice.  However, in

recognition of the special relationship that must exist between the Contractor and its Subcontractors, the Owner agrees that when the Owner requests the use of any particular Subcontractor, the

Owner shall seek the advise and obtain the approval of the

Contractor.   The Owner further agrees that should the Contractor

agree to use the Owner's Subcontractor, and should the price to be charged by the Owner's Subcontractor exceed the price with the

Contractor otherwise intended to use, the difference in price will be added to the Guaranteed

Maximum Cost as provided for in Article 6, and that the

Contractor's fees will be increased accordingly.

     (C)  Regardless of which Subcontractors may be used on the

Project, there shall be no contractual relationship between the

Owner and the Subcontractors, and the Contractor shall have full,

complete and absolute directing authority over performance of the work by all Subcontractors.

     (D)  The organization of the specifications into divisions,

sections and articles, and the arrangement of drawings shall not control the Contractor in dividing the work among Subcontractors,

or in establishing the extent of the work to be performed by any trade.



                           ARTICLE 12

                     OWNER'S REPRESENTATIVE

     During the course of construction, the Owner shall provide an individual who will be available on a regular basis to consult with the Contractor concerning all phases of the Project.  This individual shall be the Owner's Representative, and shall be solely responsible for bringing any problems to the attention of the Contractor, and for approving any matters for which the

Owner's approval is required or sought.  This individual shall have total familiarity with all aspects of the building process,

and will have authority to represent and bind the Owner in any and all matters affecting the Owner's rights and responsibilities under this Contract.  For the purposes of this Project, the

Owner's Representative shall be Mr. Cary Rehm.  If for any reason or at any time, this individual will not be available to the

Contractor, then the Owner shall immediately designate another individual to take his place and shall notify the Contractor of such writing.

                           ARTICLE 13

                       TITLE OF THE WORK

     The title to all work completed and in the course of

construction, and of all materials supplied, for which payment has been made in full by Owner, shall be in the Owner.

                           ARTICLE 14

                  ACCOUNTING-INSPECTION AUDIT

     The Contractor shall keep full and detailed accounts and

records of all costs.  The Owner shall be afforded reasonable access to the accounts and records of Contractor as reasonable times for the purpose of inspecting, and where reasonably

requested by Owner, auditing the same.

     However, neither the request for nor the conduct of any

audit shall be cause for failure of Owner to make timely payments as provided herein.  In any and all events, the Owner shall

request, conduct and close any monthly progress payment

accounting review within thirty (30) days after receipt of the progress payment request.  Any FINAL payment request audit shall be conducted and closed within twenty-five (25) days after

receipt of the request for final payment so as not to delay final payment including retention which shall be paid Contractor within thirty (30) days after substantial completion of the Project, and in no event, later than thirty-nine (39) days after the filing of the Notice of Completion for the Project.



                           ARTICLE 15

                    APPLICATION FOR PAYMENT

     (A)  The Contractor shall deliver to the Owner, on or about the first day of each month, a request for payment on a form substantially similar to that attached hereto as Exhibit C.  The

Contractor shall include with this form an appropriate lien

release covering the work and materials enumerated in the payment request.  The Owner shall promptly approve the payment request so that there will be no delay in processing of payment and shall,

save and except where a legitimate objection is raised as to a particular item as provided in Paragraph (B)

below, make payment in full to the Contractor on or before the tenth (10th) day of each month.  Payments not made to the

Contractor on or before the tenth (10th) of the month shall bear interest at the then current prime rate of interest plus 2% as that rate is established by First Interstate Bank of Nevada.  The inclusion of this interest shall be in addition to any and all other rights and remedies which the Contractor may have in the event of delinquent payments.

     (B)  The Owner shall determine the amount owning to the

Contractor based on observations at the site and on evaluation of the Contractor's request for payment.  Should the Owner

disapprove an item in any payment request, payment for that

specific item may be withheld for a period not to exceed thirty

(30) days within which time it shall be adjudicated.  However,

the balance requested in that payment request must be paid by the

Owner to the Contractor on or before the tenth (10th) day of the month.

     (C)  The Contractor specifically reserves the right to cease work should requested payments be unreasonably withheld or

delayed.

     (D)  Payments will be made by the Owner for materials or

equipment whether the same have been incorporated into the

Project or suitable stored on or off the site.  Payments for said materials and equipment will be conditioned only upon inspection of the materials and equipment by the Contractor, and the

Contractor's verification that suitable insurance has been

secured.

     (E)  If, after substantial completion of the work, final

completion thereof is materially delayed through no fault of the

Contractor or by issuance of change orders affecting final

completion, the Owner shall, upon application by the Contractor,

and without terminating the Contract, make payment of the balance due for that portion of the work which has been fully completed.

     (F)  In the event of a lien or liens for material or labor is filed against the property, the Owner may withhold from final payment to Contractor an amount equal to the amount of the lien plus a reasonable amount to meet the cost of possible litigation. This amount shall be promptly released to the Contractor upon its furnishing a bond in favor of the Owner and the lien claimant in the amount of the lien and probable litigation costs, or upon the Contractor furnishing the Owner a release of lien from the claimant.

     (G)  Final payment shall be paid to the Contractor within

thirty (30) days after substantial completion, as defined in

Article 16, Paragraph (B) and in no event later than thirty-nine

(39) days after, the filing of the Notice of Completion for the

Project.

     (H)  The making of final payment shall constitute a waiver of all claims by the Owner except those arising from (1)

unsettled liens, or (2) faulty or defective work appearing after substantial completion and within the term of the warranty given by the Contractor, under the terms of Article 19.

     (I)  A ten percent (10%) retention shall be withheld from

each application for payment for work performed until the work is fifty percent (50%) complete.  Thereafter no retention shall be withheld.  Retention shall be released upon Final Payment.

                           ARTICLE 16

                      NOTICE OF COMPLETION

     (A)  The Owner shall promptly record a Notice of Completion when the Project has been substantially completed.  Substantial completion is defined below in Paragraph (B).  Final payment shall be paid to the Contractor within thirty (30) days after substantial completion, and in no event later than thirty-nine

(39) days after, the filing of Notice of Completion for the

Project.

     (B)  The date of substantial completion of the work, or any designated portion thereof, is the date certified by the

Contractor when construction is sufficiently complete, in

accordance with the Contract, so the Owner can occupy or utilize the Project or designated portion thereof for the use for which it is intended.

                           ARTICLE 17

                              BOND

     The Contractor shall endeavor to furnish a Contract

Performance Bond in an amount and form satisfactory to the Owner at the Owner's expense should the Owner specifically request such a bond.  Should the Owner desire, the Contractor may pay for the bond; however, in this event, the premium shall become a job cost under the provision of Article 7, Item V, and the Guaranteed

Maximum Cost as set forth in Article 6, shall be increased

accordingly, treating this as a change subject to the provisions of Article 2.



                           ARTICLE 18

                     PERIOD OF CONSTRUCTION

     (A)  The Contractor agrees to commence work hereunder within five (5) work days after receipt of written notice from the Owner to do so, to prosecute said work thereafter diligently and

continuously to completion and in any and all events to

substantially complete the Project in accordance with the

requirements of the Owner.

     (B)  The Owner and Contractor specifically acknowledge,

however, that there are circumstances beyond the reasonable

control of Contractor which may result in a delay of the Project.

Consequently, Owner and Contractor agree that if the Contractor is delayed or impeded by any acts of the Owner or its agents or those claiming under agreement from the Owner, or by acts of God which Contractor could not have reasonably foreseen and provided against, or by stormy, inclement, or severely cold weather, or by strike, boycott, or like obstructive actions of employees, third persons or labor organizations, or for any other cause beyond the reasonable control of Contractor, the time within which the

Contractor has to complete the Project shall be appropriately extended.

     (C)  Should concealed conditions encountered in the

performance of the work below the surface of the ground, or

should concealed or unknown conditions
in an existing structure be at variance with the conditions

indicated by the Contract, or should unknown physical conditions below the surface of the ground or should concealed or unknown conditions in an existing structure of an unusual nature,

differing materially from those ordinarily encountered and

generally recognized as inherent in work of the character

provided for in this Contract be encountered, the Contract Sum shall be equitably adjusted under Article 2, upon claim made within a reasonable time after the first observance of the

condition.

     (D)  The period of time set forth in Paragraph (A) above may be necessarily or appropriately extended by any change orders effected pursuant to Article 2.

     (E)  The term "day" as used throughout this Contract shall mean calendar day unless otherwise specifically designated.



                           ARTICLE 19

                           WARRANTIES

     (A)  The entire work is hereby warranted against defects in materials and workmanship for a period of one (1) year from the date of substantial completion of the Project or substantial completion of any designated portion thereof.  If, within this one (1) year period, any of the work or materials or equipment

(for which approval has not been previously given in writing by

Owner) is proven to be defective and not in accordance with the

Contract, the Contractor shall, at its expense, correct said defect promptly after receipt of a written notice from the Owner to do so.  The Owner shall give notice promptly after discovery of any defective condition.

     (B)  The Contractor warrants to the Owner that all equipment and materials furnished under this Contract will be new unless otherwise specified or approved by the Owner.

     (C)  Articles, materials or methods specified by proprietary name or by name of vendor or manufacturer will be furnished or applied by Contractor, except only where equal substitutions for articles, materials or methods are approved by the Contractor for use in lieu thereof. In determining the quality of substitute parts, materials or methods, availability or procurement shall be a determining factor.

     (D)  The Contractor shall secure and furnish to the Owner

through the Architect, all applicable written guarantees and warranties as may be called for by this Contract.



                           ARTICLE 20

                          ARBITRATION

     (A)  All disputes, claims or questions not resolved

informally by Owner and Contractor may be subject to arbitration.

If both Owner and Contractor agree that a particular dispute,

claim or question should be arbitrated, then arbitration shall be effected as provided in Paragraph (B) below, and the decision therefrom shall be binding on both parties.  If, however, either the Contractor and/or the Owner elect not to proceed by way of arbitration, then either or both parties may resort to

appropriate Court action, with the prevailing party being

entitled to receive all reasonable attorneys' fees, Court costs,

and any and all other fees, expenses, and costs arising out of or in any way incurred in the institution or defense of that action.

     (B)  Should both the Owner and Contractor agree to

arbitration, the following procedures shall be employed:

          (1)  Notice of the demand for arbitration shall be

filed in writing with the other party to this Contract.  This demand shall be made within a reasonable time after the dispute has risen, but in no case shall the demand be made later than the time set in this Contract for final payment.  Any demand received after that time shall not be allowed.

          (2)  Owner and Contractor shall, within ten (10) days

of the written demand for arbitration, agree upon an arbitrator.

If within this said ten (10) day period the Owner and Contractor are unable to agree upon a single arbitrator, then the Owner and Contractor will, within three (3) additional days,

each select an arbitrator, and those two arbitrators will then select a third.

          (3)  At such time as the arbitrator (or all three

arbitrators) has been selected as provided in Paragraph (2)

above, the election to arbitrate shall become final and

irrevocable.

          (4)  Unless both Owner and Contractor specifically

agree in writing to the contrary, the arbitration hearing shall be conducted and the decision rendered therefrom no more than forty-five (45) days after the written demand for arbitration.

          (5)  The arbitrator, if he deems that the case requires

it, is authorized to award to the party whose contention is

sustained, such sums as he (or a majority of them) shall deem proper to compensate the prevailing party for the time and

expense incident to the proceedings, including any and all

reasonable attorneys' fees expended, and, if the arbitration was demanded without reasonable cause, he may also award damages for delay.  Unless Owner and Contractor specifically agree in writing to the contrary, the arbitrator shall fix his own compensation and shall assess costs and charges of the proceeding upon either or both parties.

          (6)  The decision of the arbitrator shall be final,

save and except for the limited right of appeal as provided for in the Nevada Revised Statutes.  In the event the decision of the arbitrator is appealed, reasonable attorneys' fees and Court costs, as determined by a Court of competent jurisdiction, shall be paid to the prevailing party.

          (7)  Unless Owner and Contractor otherwise agree in

writing to the contrary, the Contractor shall carry on the work during any arbitration proceedings, and the Owner shall continue to make timely payments to the Contractor in accordance with the

Contract.

                           ARTICLE 21

                  TERMINATION OF THE CONTRACT

     (A)  Termination by the Contractor.

          (1)  If the work is stopped for a period of thirty (30)

days under an order of any Court or other public authority having jurisdiction, or as the result of an act of government, such as declaration of a national emergency making materials unavailable through no act or fault of the Contractor or a Subcontractor or their agents or employees, or any other person performing any of the work under a contract with the Contractor, or if the work should be stopped for a period of thirty (30) days by the

Contractor because the Owner has not made payment as provided herein, then the Contractor may, upon three (3) additional days'

written notice to the Owner, terminate this Contract and recover from the Owner payment for all work executed, and for any proven loss sustained upon any materials, equipment, tools, construction equipment and machinery, including reasonable profit and damages thereon.

     (B)  Termination by the Owner.

          (1)  If the Contractor is adjudged a bankrupt or makes

a general assignment for the benefit of creditors, or if a

receiver is appointed on account of the Contractor's insolvency,

or if the Contractor persistently and repeatedly refuses or

fails, except in cases for which an extension of time is provided for in Article 18, to supply enough workmen or materials, or if the Contractor persistently and repeatedly fails to make payment to Subcontractors or for materials or labor, or persistently disregards laws, ordinances, rules, regulations or orders of any public authority having jurisdiction, or otherwise is guilty of a substantial violation of the provisions of this Contract, then the Owner may, without prejudice to any other rights or remedies he may have, and after giving the Contractor and his surety, if any, three (3) days' written notice, terminate the employment of the Contractor and take possession of the site and all materials for which the Owner has made payment in full.

     (C)  Any termination of this Contract, whether by Contractor or Owner, shall be subject to the rights and remedies available in Article 20.



                           ARTICLE 22

                    MISCELLANEOUS PROVISIONS

                             (None)



                           ARTICLE 23

                            NOTICES

     Any and all notices, demands or requests required or

appropriate under this Contract shall be given in writing either by personal delivery or by registered or certified mail, return receipt requested, addressed to the following addresses:

     To Contractor:      MARNELL CORRAO ASSOCIATES, INC.
                         4495 South Polaris Avenue
                         Las Vegas, NV  89103

     To Owner:           RIO PROPERTIES, INC. d/b/a
                         RIO SUITE HOTEL & CASINO
                         3700 West Flamingo Road
                         Las Vegas, NV  89103

When notice has been given by mail, it shall be deemed served the date following deposit, postage prepaid in the United States mail.  The parties may change the place of notice by notifying the other party as set forth herein.



                           ARTICLE 24

                       PARTIAL INVALIDITY

Should any term, condition, covenant or provision of this Contra ct, or any application thereof, be held by a Court of competent jurisdiction to be invalid, void or unenforceable, all

provisions, covenants or conditions of this Contract, and all applications thereof, not held invalid, void or unenforceable,

shall continue in full force and effect and shall in no way be effected, impaired or invalidated thereby.

                           ARTICLE 25

                     SUCCESSORS IN INTEREST

     Neither Owner nor Contractor may transfer or assign this

Contract, or any interest therein, without the prior written permission of the other.  However, this Contract shall insure to be benefit of, and be binding upon, the successors, assigns

(where permitted) and representatives of both the Owner and

Contractor, and the Owner and Contractor covenant for themselves and for their successors, assigns and representatives, that they will fully perform on the terms and conditions of this Contract.



                           ARTICLE 26

                     CAPTIONS AND PRONOUNS

The captions appearing at the commencement of the Articles hereof are descriptive only and for convenience in reference to this

Contract, and in no way whatsoever define, limit or describe the scope or intent of this Contract, or in any way affect this

Contract.



                           ARTICLE 27

                    CORPORATE AUTHORIZATION

     The parties executing this Contract acknowledge and

represent that all corporate authorization has been obtained for the execution of this Contract and for the compliance with each and every term hereof.

                           ARTICLE 28

                          LEGAL SITUS

     The terms and conditions of this Contract shall be construed in accordance with and governed by the laws of the State of

Nevada, and the parties hereto acknowledge that the Courts of this State shall have exclusive jurisdiction over any action or proceeding brought under or by reason of this Contract.



     IN WITNESS WHEREOF, the Contractor and Owner have executed this contract as of the day and year first above written.


RIO PROPERTIES, INC. d/b/a         MARNELL CORRAO ASSOCIATES,
INC.
RIO SUITE HOTEL & CASINO

By /s/ John Lipkowitz         By /s/ Perry A. Eiman

Its Exec VP                   Its Vice President of Operations

                                   Nevada State Contractor's
                                   License No. 39178

Attachments:   Exhibit 'A' Legal Description
            Exhibit 'B' Preliminary Magnitude Budget Estimates dated 10/15/97
            Exhibit 'C' Billing Format
            Exhibit 'D' Exclusion List

                           EXHIBIT 'A'

                       (Legal Description)


                         [NOT INCLUDED]

                           EXHIBIT 'B'

           RIO LOWRISE INTERIOR REMODEL PROJECTS (1997)
              PRIMARY MAGNITUDE BUDGET ESTIMATE


                           [NOT INCLUDED]

                         EXHIBIT 'C'

          FORM OF APPLICATION AND CERTIFICATE FOR PAYMENT


                          [NOT INCLUDED]

                        EXHIBIT 'D'

                 LOWRISE REMODEL PROJECTS

                      EXCLUSION LIST


                        [NOT INCLUDED]

                       BUILDING CONTRACT

      THIS  CONTRACT is made and entered into as of this  Twenty-

fifth   day  of  March  1998,  by  and  between  MARNELL   CORRAO

ASSOCIATES, INC., a Nevada Corporation (as General Contractor and

hereinafter  referred to as "Contractor"),  and  Rio  Properties,

Inc. d/b/a Rio Suite Hotel & Casino, a Nevada Limited Partnership

(hereinafter referred to as "Owner").


                          WITNESSETH:

      WHEREAS,  the  Owner  intends to  construct  various  TOWER

INTERIOR REMODELS at the Rio Suite Hotel & Casino, including  the

2-Story Penthouse Refurbishment, Masquerade Suite Upgrades,  39th

Floor  Suite Upgrades, 50/51st Floor Suite Upgrades,  20th  Floor

Suites   Remodel,  20th  Floor  Corridor/Concierge   Area,   20th

Additional  One-Bedroom Suite, 20th Floor Entourage  Rooms,  20th

Floor Standard Suite Upgrade, 39th Floor Concierge Area (Spa Room

Conversion)  and  39th Floor Corridor Upgrade, being  hereinafter referred to as the Project (OUR PROJECT NOS. 88497, 88197,  61097

& 62897), and

      WHEREAS,  the Owner requests the Contractor to perform  the work  and  supply  said  materials  and  equipment  necessary  to complete the Project, and

      WHEREAS, the Contractor desires to perform said work and to supply said materials and equipment,

      NOW  THEREFORE,  in  consideration of the  mutual  benefits arising therefrom, and for other good and valuable consideration,

it is hereby agreed as follows.

                            ARTICLE 1

                       CONTRACT DOCUMENTS

      (A)   The  documents constituting the Contract between  the

Owner and the Contractor (and hereby collectively referred to  as the Contract or this Contract) consist of the following:

            1.   This Building Contract.

            2.   Marnell Corrao Associates Preliminary  Magnitude

                 Budget  Estimates   dated   15    October  1997,

                 attached hereto as Exhibit 'B'.

            3.   Project   plans   entitled:   2-Story  Penthouse

                 Refurbishment, Masquerade Suite  Upgrades,  39th

                 Floor  Suite  Upgrades,  50/51st   Floor   Suite

                 Upgrades,  20th  Floor  Suites   Remodel,   20th

                 Floor  Corridor/Concierge  Area, 20th Additional

                 One-Bedroom  Suite, 20th Floor Entourage  Rooms,

                 20th  Floor  Standard  Suite Upgrade, 39th Floor

                 Concierge  Area (Spa  Room Conversion)  and 39th

                 Floor Corridor Upgrade issued through 10 October

                 1997 as  prepared  by  Anthony  A.  Marnell  II,

                 Chtd., Architect.

      (B)   In the event of any conflict between or among any  of

the  terms  or  conditions  of  the documents  constituting  this

Contract, the following order shall be  employed in resolving any such  conflict  and in determining what terms or conditions  will govern:

            1.  This Building Contract, inclusive of Exhibit 'B'.

            2.  The Plans.

      (C)   This  Contract  constitutes  the   entire   agreement

between the  parties,  and no modification of this contract shall be valid  or  binding unless such modification is in writing duly dated and  signed  by both parties.  Neither Owner nor Contractor

shall  be   bound   by   prior  terms, conditions, statements, or

representations,  express   or  implied,   oral   or written, not

otherwise contained in this Contract.

                            ARTICLE 2

                       CHANGES IN THE WORK

      (A)   The Owner may, by written instructions or drawings to

the   Contractor  which,  in  the  reasonable  opinion   of   the

Contractor, do not materially affect the type, design, nature  or scheduling  of  the  Project, make changes in the  abovementioned plans  and specifications, issue additional instructions, require additional work, direct the omission of work previously shown  or ordered,  or  change work already incorporated into the  Project,

and  the  provisions of this Contract shall apply to any and  all such  changes with the same force and effect as though originally embodied in this Contract.

      (B)   For  changes  which  involve  additional  work  or  a

reduction  in  work  as  set forth in Paragraph  (A)  above,  the

Guaranteed  Maximum Cost as hereinafter set forth  in  Article  6 shall  be  increased or decreased by the Contractor in accordance

with   the   Contractor's  estimate  for  said  work,   and   the

Contractor's fee shall be appropriately adjusted.  All changes in the  work  must be authorized by a representative of Owner,  who,

for the purposes of this Project, shall be

Mr. Cary Rehm.

      (C)   However, Owner and Contractor specifically agree that

should  a  change be requested by Owner which, in the  reasonable opinion  of  the  Contractor, would materially affect  the  type,

design,  nature  or  schedule of the  Project  as  a  whole,  the

Contractor  reserves the right to renegotiate the  terms  of  the

Contract.

                            ARTICLE 3

                       CONTRACTOR'S DUTIES

      (A)   The Contractor agrees to provide all labor, materials

and  equipment necessary for the proper completion of the Project in  a  manner consistent with the requirements of the work to  be performed,  subject  only to the provisions of  Article  18;  and during  the  course  of  construction, the Contractor  agrees  to furnish its best skill and judgment in effecting this goal.

      (B)   The  Contractor  shall  maintain  at the site for the

Owner  one  (1) record copy of drawings, specifications, addenda,

change orders and other modifications.

      (C)   The   Contractor   shall,   during  the   course   of

construction, keep the premises free from accumulation  of  waste

materials  or  rubbish  caused  by  its  operations.   Within   a

reasonable  period  of time after substantial completion  of  the

Project,  the  Contractor shall remove its  waste  materials  and rubbish  from  and about the Project site as well as  all  tools,

construction equipment, machinery and surplus materials.

      (D)   The Contractor shall comply with all applicable laws,

ordinances,  rules, codes, regulations and lawful orders  of  any public authority relating to construction of the Project.

      (E)   Irrespective  of  Paragraph  (D)  above,  it  is  the

responsibility of the Project Architect to use his  best  efforts to  make certain that the Project is designed in accordance  with applicable laws, ordinances, rules, statutes, building codes  and regulations.  If the Contractor observes that the Project, or any portion  thereof,  may be at variance therewith,  the  Contractor shall  notify the Architect, and any change shall be accomplished by an appropriate modification as provided in Article 2.

      (F)   Any  other  duties  as  may  be  set  forth  in  this

Contract.

                            ARTICLE 4

                         OWNER'S DUTIES

      (A)   The  Owner  shall, at the request of the  Contractor,

prior  to the time of execution of this Contract, furnish to  the

Contractor and Contractor's Surety and Bonding Company acceptable evidence  that the Owner has made suitable financial arrangements to fulfill its obligations under this Contract.

      (B)   The  Owner shall furnish all surveys to the Architect

describing  the  physical characteristics, legal limitations  and utility  locations  for  the site of the  Project,  and  a  legal description  of the site.  A copy of the legal description  shall be attached to this Contract and marked as Exhibit A.

      (C)   The  Owner   shall   secure  and  pay  for  necessary

approvals,  easements,  assessments  and charges required for the construction,  use  or  occupancy  of permanent structures or for permanent changes in existing facilities.

      (D)   Information  or  services  under  the Owner's control

shall be furnished by the Owner with reasonable promptness so  as to avoid any delay in the orderly progress of the work.

      (E)   The  Owner  shall  provide the Architect  with  those

facilities required by Article 5 (A) (3).

      (F)   Any  other  duties  as  may  be  set  forth  in  this

Contract.

      (G)   The  Owner  shall  pay  for  and obtain all necessary

            utility company extensions or service fees related to

            this project; i.e., Clark County Sanitation District,

            Nevada Power Company, Sprint Telephone, Southwest Gas

            Corporation, Las Vegas Valley Water District, etc.

                            ARTICLE 5

                       ARCHITECT'S DUTIES

      The Owner is informed that the Architect on this Project is

Anthony  A.  Marnell  II, who, in addition to  being  a  licensed

Architect  within  the  State  of  Nevada,  is  also  a  majority stockholder  and employee of Contractor.  The Owner  acknowledges this  relationship  between  Architect  and  Contractor  on  this

Project,   and  herein  accepts  in  every  respect  this   close

association  between the two of them.  In light  of  the  special relationship  existing between the Architect and the  Contractor,

the  Owner  agrees  that  in  case  of  the  termination  of  the

Architect,  for whatever reason, at the option of the  Contractor the terms and conditions of this Contract will be renegotiated.

      (A)   The  Architect  will provide  administration  of  the

Project as follows:

           (1)   The Architect shall advise and consult with  the

Owner, and shall act on behalf of the Owner and Contractor to the extent provided in this Contract.

           (2)   The  Architect shall visit the site at intervals

appropriate  to the stage of construction or as otherwise  agreed by the Architect in writing to become generally familiar with the progress  and quality of the work and to determine in general  if the work is proceeding in accordance with the Contract.  However,

the  Architect  shall  not  be required  to  make  exhaustive  or continuous  on-site inspections to check the quality or  quantity of  the  work.  On the basis of such on-site observations  as  an

Architect,  the  Architect shall keep the Owner informed  of  the progress  and quality of work.  However, the Architect shall  not be  responsible  for  the acts or omissions  of  the  Contractor,

Subcontractors, or any other persons performing any of  the  work in  the  Project, or for failure of any of them to carry out  the work in accordance with this Contract.

           (3)   The Architect shall at all times have access  to

the  work  wherever it is in preparation or progress,  and  Owner shall  provide  facilities for such access so that the  Architect may perform his functions under this Contract.

           (4)   On  written  request  of  either  the  Owner  or

Contractor,  the  Architect  shall, with  reasonable  promptness,

render  interpretations of the plans and specifications necessary for the proper execution or progress of the work.

           (5)  The Architect's decisions in matters relating  to

artistic  effect shall be final if consistent with the intent  of this Contract.

           (6)  The Architect shall have authority to reject work

which  does not conform to the requirements of this Contract  and the  given  standards  of  the industry;  and  whenever,  in  the

Architect's  reasonable  opinion, it  is  necessary  to  evaluate conformity, the Architect will have authority to require  special inspection  or  testing  of  the  work  in  accordance  with  the provisions  of this Contract, whether or not such  work  be  then fabricated, installed or completed.

                (a)  If inspection or testing of the work reveals

a material failure of the work to comply with the requirements of the  Contract  and the standards of the industry, the  Contractor shall  promptly  correct any such deficient work,  and  the  cost involved  in  correcting that work shall be borne solely  by  the

Contractor.   However, should the inspection  or  testing  reveal

that   the  work  has  been  in  material  compliance  with   the

requirements of the Contract and standards of the industry,  then

the   Owner  shall  bear  any  and  all  costs  involved  in  the

inspection,   testing,  and  correction  of  the  work   and   an

appropriate change order shall be issued as provided  in  Article

2.

                     (b)    If    the   law,  rules,  ordinances,

regulations or orders of any public authority having jurisdiction require  any  portion  of  the work to be  inspected,  tested  or approved,  the Contractor shall arrange for such inspections  and the Owner shall bear all the costs of such inspections, tests  or approval.

           (7)   The Architect shall review and approve  or  take

other appropriate action upon the Contractor's submittals such as shop drawings, product data and samples, for conformance with the design concept of the work, and with the information given in the

Contract.   Such action shall be taken with reasonable promptness

so as to cause no delay in the Project.  The Architect's approval of a
specific  item  shall not indicate approval of  any  assembly  of which the item is a component.

           (8)   Any  other duties as may be set  forth  in  this

Contract.

                            ARTICLE 6

                        CONTRACTOR'S FEE

      In  consideration  of the Contractor's performance  of  its obligations  under  this Contract, the Owner agrees  to  pay  the

Contractor as compensation for its services all costs  (as  costs are  defined in Article 7) plus a fee equal to Seven (7%) percent of  the  total cost of the Project.  Costs shall be paid  to  the

Contractor at the time and in the manner set forth in Article 15.

In addition, the Contractor shall be paid ninety percent (90%) of the proportional amount of its fee with each payment request made by  Contractor  until such time that the work  is  fifty  percent

(50%)  complete.   Thereafter the Contractor shall  be  paid  One

Hundred Percent (100%) of the proportional amount of its fee with each  payment request.  The balance of the fee shall be  paid  at the  time  of final payment.  The Contractor guarantees that  the maximum  cost  to  the Owner for the completion of  the  Project,

which  cost includes the Contractor's fee, shall not exceed SEVEN

MILLION,  ONE  HUNDRED SIXTY SEVEN THOUSAND, ONE  HUNDRED  TWENTY

FIVE DOLLARS ($7,167,125.00).  This amount, however, is predicted upon  the aforementioned original plans and the scope of work  as outlined  in  Marnell  Corrao  Associates  Preliminary  Magnitude

Budget Estimates dated 15 October 1997 (Exhibit B), and does  not contemplate  any  changes as may be requested  by  the  Owner  as provided for in Article 2.

                            ARTICLE 7

                     COSTS TO BE REIMBURSED

      (A)   The Owner agrees to reimburse the Contractor for  all

costs incurred in the execution of the work.  Such costs include,

but are not limited to, the following items:

            ITEM I.    Any and all costs of labor, including  but

not limited to social security, unemployment insurance,  old  age benefits, all applicable taxes, travel time, subsistence wherever applicable, contributions to labor union benefits, such as health and  welfare, vacation, pension, etc.  Weekly payrolls  shall  be made  up  from  daily time sheets and shall set forth  the  name,

classification,  social  security number,  hours  worked,  travel time, subsistence, rate of pay, gross amount, all deductions, and net  amount paid for each employee.  The payroll sheet shall bear a sequence number and dates indicating the payroll period.

                       Contractor is to pay when due all employee

labor tax contributions, all state, county and federal taxes,  as pertains  to labor, and all contributions to labor union  benefit

funds.   Contractor  shall  submit on  its  payment  request  the

billing for aforementioned amounts.

           ITEM  II.   The  salary and expenses of  one  off-site

administrative employee who is to expend whatever time and energy is required to see that the job is properly administered from the home  office.  However, his services are not to be exclusive  for

this  Project.   Services  of additional off-site  administrative

personnel are to be covered by the allowance of the salary of the administrative employee and may not be added to the cost  of  the job.

            ITEM III.  Any  and  all   materials   and   supplies

purchased for  the Project or required for execution of the work,

including temporary buildings and structures.  Cost of  materials shall include all applicable taxes and costs of transportation of these materials.  Fuel  or energy for vehicle and equipment shall be included.  All materials paid for, or reimbursed, by the Owner shall become the property of the Owner.

            ITEM IV.   The  amounts  of  all  subcontracts,  said

amount to include all subcontractor's costs and profits.

            ITEM  V.   Premiums on all insurance or bonds required

and  or  maintained for the Project (see Article 10  and  Article

17).   Premiums  shall be included as costs as  to  which  markup applies  in  determining Contractor's fee.  The cost  of  General

Liability  Insurance is a reimbursable cost.  The  rate  for  the

General  Liability  Insurance shall be a  minimum  of  $7.50  per

$1,000  dollars  of  contract value.  This  rate  is  subject  to

change.   Cost to be reimbursed shall be actual cost incurred  by

Contractor.

            ITEM VI.   Transportation,    traveling     expenses,

including  meals  and  hotel expenses  of  the  Contractor of its

officers  or  employees   incurred  in  the  discharge  of duties

connected with this work.

            ITEM VII.  All expenses  incurred  for transportation

to  and  from  the  work  of  the  personnel  required   for  its

prosecution as pertaining to Article 7, Item VI.

            ITEM VIII. Permit    fees,    plan    check     fees,

royalties,  direct  field  surveying for  construction  purposes,

county inspectors, damages for infringement of patents and  costs of  defending suits therefore, and for deposits lost  for  causes other than the Contractor's negligence.

            ITEM  IX.  Losses  and expenses  not  compensated  by

insurance  or otherwise sustained by the Contractor in connection with the work, provided they have resulted from causes other than the  fault  or  negligence of the Contractor.  Such losses  shall include settlements made with the written consent and approval of the Owner.  No such losses shall be included in the cost fee, but if after a loss from fire, flood or similar causes not due to the

negligence   of  the  Contractor,  Contractor  be   required   to

reconstruct  damaged portions of items, Contractor shall  receive for  its services a fee in compliance with Article 6.  Such  work shall  be considered a change subject to the provision of Article

2,   and   the   guaranteed  maximum  cost  shall  be   increased

accordingly.

            ITEM X.    Minor   expenses,   such   as   telegrams,

telephone service,  expressage,  first  aid  supplies and similar petty cash items.

            ITEM XI.   Cost,   including    transportation    and

maintenance,  of  hand  tools  not  owned  by  workmen,   canvas,

tarpaulins,  polyethylene  film,  and  items  consumed   in   the

prosecution of the work.  Items used but not consumed remain  the property of Contractor.

                      ITEM XII.  Rentals  of   tools,   vehicles,

trucks,   compressors,   cranes,   hoists,  equipment   and   all

construction  plant  parts  thereof.  It is  intended that rental shall be  charged on all items required  for  use in construction of  the  Project.  Rentals shall be charged on equipment owned by the Contractor  as  well  as  equipment  owned by others.  Rental rates shall be as established by prevailing area rates.

             ITEM XIII.Interest  at  a  rate  in  accordance with

Article  15,  Paragraph (A), and as can be  determined  on  funds which  the  Contractor must provide or borrow in the  event  that

payments   are  not  made  by  the  Owner  on  time  as  provided

hereinafter in Article 15.

            ITEM XIV.  All  items   and  expenses  necessary  for

providing  of  a  temporary office at the jobsite.   Salaries  of

personnel  required  to  maintain  the  field  office  shall   be

incorporated  in the payroll under the provisions of  Article  7,

Item  I.   Supplies  for the office shall be provided  under  the

provisions of Article 7, Item III.

            ITEM XV.   Costs  incurred   due   to   an  emergency

affecting the safety of persons and property.

      (B)   Owner  agrees to reimburse Contractor for  all  costs

incurred  during  or arising out of the course  of  construction,

even though billings for said costs may be submitted to the Owner after  the  Contract has otherwise terminated, up  to  a  maximum period of 60 days after final payment.

                            ARTICLE 8

                   COSTS NOT TO BE REIMBURSED

      The following are the only costs which the Contractor shall not be permitted to include as job costs;

            ITEM I.    Salary of any person employee  during  the

execution  of  the work in the main home office, except  the  one administrative employee for whom provision is made in article  7,

Item II.

            ITEM II.   Overhead expenses  not expressly  included

in Article 7.

            ITEM III.  Interest on capital employed, except  that

provided for in Article 7, Item XIII.


                            ARTICLE 9

                   DISCOUNTS, REBATES, REFUNDS

      All  cash  and trade discounts shall accrue to  the  Owner,

provided payments to the Contractor are timely made according  to the  provisions  of  Article  15.  Should  any  payments  to  the

Contractor be withheld or delayed for whatever reason,  all  cash

and  trade  discounts shall accrue to the Contractor.   Should  a

discount  be disallowed by a supplier due to a delay  in  payment from  the Owner, the undiscounted amount shall be considered  the

cost.   Rebates,  refunds and all returns from  sale  of  surplus

material shall accrue to the Owner.


                           ARTICLE 10

                            INSURANCE

      (A)   Property Insurance.

           (1)   The  Owner shall purchase and maintain  property

insurance on the entire work to the full insurable value thereof.

This   insurance   shall  include  the  Owner,  the   Contractor,

Subcontractors,   Sub-subcontractors,   and   Materialmen.    The

insurance  shall  insure  against the perils  of  fire,  extended coverage  and  also  include "all risk"  for  physical  loss  not limited to theft, earthquake and flood damages.  If the Owner and

Contractor agree to waive any coverage's and a loss results from this uninsured peril or lack of coverage, then the Owner shall be solely responsible for any and all resulting damage and costs.

                (a)   The Owner shall file a copy of all policies

with  the Contractor before an exposure to loss may occur.   Said

policies to be in a form and content satisfactory to Contractor.

                (b)   If  the  Owner does not intend to  purchase

insurance required by Paragraph (1) above, Owner shall inform the

Contractor in writing prior to the commencement of the work.  The

Contractor may then effect such insurance, and the cost shall  be charged  to  the  Owner as a reimbursable cost  provided  for  in

Article 7.

           (2)   The  Owner  shall  purchase  and  maintain  such

insurance  as  will insure Owner against loss of use  of  Owner's property and/or damage to existing property due to fire or  other hazards, however caused.  This insurance shall include the Owner,

the    Contractor,    Subcontractors,   Sub-subcontractors    and

Materialmen.   The  Owner,  for  itself  and  on  behalf  of  its

insurance company or companies, waives all rights of recovery  or causes  of  action against the Contractor for all  damage  and/or loss or use of its property, including consequential losses,  due to fire and other hazards, however caused.

           (3)   The responsibility for payment of any deductible

under Paragraphs (1) and (2) above shall be borne exclusively  by the Owner.

           (4)   All   policies   of  insurance  obtained   under

Paragraphs (1) and (2) above shall be secured with recognized and

established   insurance   companies  and   no   cancellation   or

modification  of any policy or policies shall be  made  by  Owner without thirty (30) days prior written notice to Contractor.

      (B)   Liability Insurance.

           (1)   The  Owner  shall be  responsible for purchasing

and  maintaining its own liability insurance, which shall include such insurance  as  will protect the Owner against  claims  which may arise from any operations under this Contract.

           (2)   The  Contractor  will  provide  the  Owner  with

certificates  of  insurance evidencing that  the  Contractor  has liability  and  automobile liability insurance,  which  insurance cannot  be  canceled  by or terminated or  the  coverage  thereof materially reduced, until the insurance company has attempted  to give  thirty (30) days written notice thereof by Registered  Mail addressed  to  the  Contractor and Owner.  The  Contractor  shall maintain:

                (a)  Public Liability:

                     Comprehensive  General  Liability  Insurance

covering  the Contractor, Owner and other indemnities,  as  their interests  may  appear,  as additional insured,  with  limits  of

liability  as follows:  Bodily Injury and Property  Damage:   Not

less  than  Ten Million Dollars ($10,000,000.00) Combined  Single

Limit.

                (b)  Workmen's Compensation:

                     Workmen's Compensation Insurance, in minimum

amounts as required by Law.

                (c)  Automobile Liability:

                     Automobile  Liability  and  Property  Damage

Insurance  for  all owned, non-owned and hired vehicles  covering the Contractor and the indemnities, as their interest may appear,

as  additional insured, against liability for bodily  injury  and death  and  for property damage with limits of liability  of  not less  than  One  Million Dollars ($1,000,000.00) Combined  Single

Limit.

           (3)   Owner  agrees  to  defend,  indemnify  and  hold

Contractor completely free and harmless from and against any  and all expenses, costs, including but not limited to court costs and reasonable attorney's fees which arise out of or which in any way relate  to any claim or demand being asserted, or lawsuit  arises our  of  any operations affecting the Project.  The agreement  to indemnify  and hold the Contractor completely free  and  harmless shall apply, save and except where it is legally established by a

Court of competent jurisdiction that the

Contractor has itself been principally negligent.  This Paragraph

(3) shall survive the termination of this Contract.

      (C)  Boiler Insurance.

           The  Owner  shall  purchase and  maintain  boiler  and

machinery  insurance in an amount necessary to protect the  Owner and  Contractor  from any and all risks or loss.  This  insurance shall  include  the  Owner, the Contractor, Subcontractors,  Sub-

subcontractors and Materialmen.

      (D)  Notification of Any Claim.

           Should either party to this Contract suffer injury  or

damage  to  person or property because of any act or omission  of the  other  party or any of its employees, agents or  others  for whose  acts  either the Owner or Contractor is or may be  legally liable, any claim of injury or damage shall be made in writing to such  other  party  within  a reasonable  time  after  the  first observance of such injury or damage.


                           ARTICLE 11

                          SUBCONTRACTS

      (A)  The  Contractor may subcontract all or any portion  of the  work at its discretion, and the total price of any  and  all such Subcontracts shall be a reimbursable cost as provided for in

Article 7.

      (B)  Contractor    acknowledges    that    under    limited

circumstances the Owner may request the Contractor to use one  or

more   Subcontractors  of  the  Owner's  choice.    However,   in

recognition  of the special relationship that must exist  between the Contractor and its Subcontractors, the Owner agrees that when the  Owner requests the use of any particular Subcontractor,  the

Owner  shall  seek  the advise and obtain  the  approval  of  the

Contractor.   The Owner further agrees that should the Contractor

agree  to use the Owner's Subcontractor, and should the price  to be charged by the Owner's Subcontractor exceed the price with the

Contractor  otherwise intended to use, the  difference  in  price will be added to the Guaranteed

Maximum  Cost  as  provided  for  in  Article  6,  and  that  the

Contractor's fees will be increased accordingly.

      (C)  Regardless of which Subcontractors may be used on  the

Project,  there shall be no contractual relationship between  the

Owner and the Subcontractors, and the Contractor shall have full,

complete and absolute directing authority over performance of the work by all Subcontractors.

      (D)  The organization of the specifications into divisions,

sections and articles, and the arrangement of drawings shall  not control the Contractor in dividing the work among Subcontractors,

or  in establishing the extent of the work to be performed by any trade.

                           ARTICLE 12

                     OWNER'S REPRESENTATIVE

      During  the course of construction, the Owner shall provide an individual who will be available on a regular basis to consult

with  the Contractor concerning all phases of the Project.   This

individual  shall  be the Owner's Representative,  and  shall  be solely responsible for bringing any problems to the attention  of the  Contractor,  and  for approving any matters  for  which  the

Owner's  approval  is required or sought.  This individual  shall have  total familiarity with all aspects of the building process,

and  will have authority to represent and bind the Owner  in  any and all matters affecting the Owner's rights and responsibilities

under  this  Contract.   For the purposes of  this  Project,  the

Owner's Representative shall be Mr. Cary Rehm.  If for any reason or  at  any  time, this individual will not be available  to  the

Contractor,  then  the Owner shall immediately designate  another individual  to take his place and shall notify the Contractor  of such writing.

                           ARTICLE 13

                        TITLE OF THE WORK

      The  title  to  all work completed and  in  the  course  of construction,  and of all materials supplied, for  which  payment has been made in full by Owner, shall be in the Owner.


                           ARTICLE 14

                   ACCOUNTING-INSPECTION AUDIT

      The  Contractor shall keep full and detailed  accounts  and records  of  all  costs.  The Owner shall be afforded  reasonable access  to  the accounts and records of Contractor as  reasonable times  for  the  purpose  of  inspecting,  and  where  reasonably requested by Owner, auditing the same.

      However,  neither the request for nor the  conduct  of  any audit shall be cause for failure of Owner to make timely payments

as  provided  herein.   In any and all events,  the  Owner  shall

request,   conduct   and  close  any  monthly  progress   payment

accounting  review within thirty (30) days after receipt  of  the progress payment request.  Any FINAL payment request audit  shall be  conducted  and  closed  within twenty-five  (25)  days  after receipt of the request for final payment so as not to delay final payment including retention which shall be paid Contractor within thirty (30) days after substantial completion of the Project, and in no event, later than thirty-nine (39) days after the filing of the Notice of Completion for the Project.


                           ARTICLE 15

                     APPLICATION FOR PAYMENT

      (A)  The Contractor shall deliver to the Owner, on or about the  first  day of each month, a request for payment  on  a  form

substantially similar to that attached hereto as Exhibit C.   The

Contractor  shall  include  with this form  an  appropriate  lien release covering the work and materials enumerated in the payment request.  The Owner shall promptly approve the payment request so that  there will be no delay in processing of payment and  shall,

save and except where a legitimate objection is raised as to a particular item as provided in Paragraph (B)

below,  make payment in full to the Contractor on or  before  the tenth  (10th)  day  of  each month.  Payments  not  made  to  the

Contractor on or before the tenth (10th) of the month shall  bear interest  at the then current prime rate of interest plus  2%  as that rate is established by First Interstate Bank of Nevada.  The inclusion  of this interest shall be in addition to any  and  all other  rights and remedies which the Contractor may have  in  the event of delinquent payments.

      (B)  The  Owner  shall determine the amount owning  to  the

Contractor based on observations at the site and on evaluation of

the   Contractor's  request  for  payment.   Should   the   Owner

disapprove  an  item  in any payment request,  payment  for  that specific  item may be withheld for a period not to exceed  thirty

(30)  days  within which time it shall be adjudicated.   However,

the balance requested in that payment request must be paid by the

Owner to the Contractor on or before the tenth (10th) day of  the month.

      (C)  The  Contractor  specifically  reserves  the  right to cease work should requested payments be unreasonably withheld  or delayed.

      (D)  Payments  will be made by the Owner for  materials  or equipment  whether  the  same  have been  incorporated  into  the

Project or suitable stored on or off the site.  Payments for said materials  and equipment will be conditioned only upon inspection of  the  materials  and  equipment by  the  Contractor,  and  the

Contractor's  verification  that  suitable  insurance  has   been

secured.

      (E)  If,  after  substantial completion of the work,  final completion thereof is materially delayed through no fault of  the

Contractor  or  by  issuance  of change  orders  affecting  final completion,  the Owner shall, upon application by the Contractor,

and without terminating the Contract, make payment of the balance due for that portion of the work which has been fully completed.

      (F)  In  the event of a lien or liens for material or labor is  filed against the property, the Owner may withhold from final payment  to Contractor an amount equal to the amount of the  lien plus a reasonable amount to meet the cost of possible litigation. This amount shall be promptly released to the  Contractor upon its furnishing a bond in favor of the  Owner and  the  lien  claimant in the amount of the lien  and  probable litigation costs, or upon the Contractor furnishing the  Owner  a release of lien from the claimant.

      (G)  Final  payment shall be paid to the Contractor  within thirty  (30)  days after substantial completion,  as  defined  in

Article  16, Paragraph (B) and in no event later than thirty-nine

(39)  days after, the filing of the Notice of Completion for  the

Project.

      (H)  The  making of final payment shall constitute a waiver of  all  claims  by  the  Owner except  those  arising  from  (1)

unsettled liens, or (2) faulty or defective work appearing  after substantial completion and within the term of the warranty  given by the Contractor, under the terms of Article 19.

      (I)  A  ten percent (10%) retention shall be withheld  from each application for payment for work performed until the work is fifty  percent (50%) complete.  Thereafter no retention shall  be withheld.  Retention shall be released upon Final Payment.


                           ARTICLE 16

                      NOTICE OF COMPLETION

      (A)  The Owner shall promptly record a Notice of Completion when  the  Project has been substantially completed.  Substantial

completion  is  defined below in Paragraph  (B).   Final  payment

shall  be  paid to the Contractor within thirty (30)  days  after substantial  completion, and in no event later  than  thirty-nine

(39)  days  after,  the filing of Notice of  Completion  for  the

Project.

      (B)  The date of substantial completion of the work, or any

designated  portion  thereof,  is  the  date  certified  by   the

Contractor   when  construction  is  sufficiently  complete,   in

accordance with the Contract, so the Owner can occupy or  utilize the  Project or designated portion thereof for the use for  which it is intended.

                           ARTICLE 17

                              BOND

      The   Contractor  shall  endeavor  to  furnish  a  Contract

Performance Bond in an amount and form satisfactory to the  Owner at the Owner's expense should the Owner specifically request such a  bond.  Should the Owner desire, the Contractor may pay for the bond; however, in this event, the premium shall become a job cost under  the  provision of Article 7, Item V,  and  the  Guaranteed

Maximum  Cost  as  set  forth in Article 6,  shall  be  increased accordingly, treating this as a change subject to the  provisions of Article 2.

                           ARTICLE 18

                     PERIOD OF CONSTRUCTION

      (A)  The  Contractor  agrees  to  commence  work  hereunder within  five  (5) work days after  receipt of written notice from the Owner  to do so, to prosecute said work thereafter diligently and  continuously  to  completion  and  in  any and all events to

substantially   complete  the  Project  in  accordance  with  the

requirements of the Owner.

      (B)  The   Owner  and Contractor specifically  acknowledge,

however,  that  there  are circumstances  beyond  the  reasonable control of Contractor which may result in a delay of the Project.

Consequently,  Owner and Contractor agree that if the  Contractor is  delayed or impeded by any acts of the Owner or its agents  or those claiming under agreement from the Owner, or by acts of  God which  Contractor could not have reasonably foreseen and provided against, or by stormy, inclement, or severely cold weather, or by strike, boycott, or like obstructive actions of employees,  third persons or labor organizations, or for any other cause beyond the reasonable  control  of  Contractor, the time  within  which  the

Contractor  has  to complete the Project shall  be  appropriately extended.

      (C)  Should   concealed   conditions  encountered  in   the

performance  of  the work below the surface  of  the  ground,  or should concealed or unknown conditions
in  an  existing  structure be at variance  with  the  conditions indicated  by the Contract, or should unknown physical conditions below  the  surface of the ground or should concealed or  unknown conditions  in  an  existing  structure  of  an  unusual  nature,

differing  materially  from  those  ordinarily  encountered   and

generally  recognized  as  inherent  in  work  of  the  character provided  for  in this Contract be encountered, the Contract  Sum shall  be  equitably adjusted under Article 2,  upon  claim  made within  a  reasonable  time after the  first  observance  of  the condition.

      (D)  The  period  of  time set forth in Paragraph (A) above may be necessarily or appropriately extended by any change orders effected pursuant to Article 2.

      (E)  The  term "day" as used throughout this Contract shall mean calendar day unless otherwise specifically designated.


                           ARTICLE 19

                           WARRANTIES

      (A)  The entire work is hereby warranted against defects in materials and workmanship for a period of one (1) year  from  the date  of  substantial  completion of the Project  or  substantial completion  of any designated portion thereof.  If,  within  this one  (1)  year period, any of the work or materials or  equipment

(for  which approval has not been previously given in writing  by

Owner)  is proven to be defective and not in accordance with  the

Contract,  the  Contractor shall, at its  expense,  correct  said defect promptly after receipt of a written notice from the  Owner to  do  so.  The Owner shall give notice promptly after discovery of any defective condition.

      (B)  The  Contractor  warrants  to  the  Owner   that   all

equipment and materials furnished under this Contract will be new unless otherwise specified or approved by the Owner.

      (C)  Articles,   materials   or    methods   specified   by

proprietary  name  or  by name of vendor or  manufacturer will be

furnished  or   applied  by  Contractor,  except only where equal

substitutions for articles, materials or methods are approved by
the  Contractor  for  use in lieu thereof.   In  determining  the

quality  of  substitute parts, materials or methods, availability or procurement shall be a determining factor.

      (D)  The  Contractor shall secure and furnish to the  Owner through  the  Architect,  all applicable written  guarantees  and warranties as may be called for by this Contract.


                           ARTICLE 20

                           ARBITRATION

      (A)  All  disputes,  claims   or   questions  not  resolved

informally by Owner and Contractor may be subject to arbitration.

If  both  Owner  and Contractor agree that a particular  dispute,

claim or question should be arbitrated, then arbitration shall be effected  as  provided in Paragraph (B) below, and  the  decision therefrom shall be binding on both parties.  If, however,  either the  Contractor and/or the Owner elect not to proceed by  way  of

arbitration,   then  either  or  both  parties  may   resort   to

appropriate  Court  action,  with  the  prevailing  party   being

entitled to receive all reasonable attorneys' fees, Court  costs,

and any and all other fees, expenses, and costs arising out of or in any way incurred in the institution or defense of that action.

      (B)  Should  both   the   Owner  and  Contractor  agree  to

arbitration, the following procedures shall be employed:

           (1)   Notice  of the demand for arbitration  shall  be

filed  in  writing with the other party to this  Contract.   This

demand  shall be made within a reasonable time after the  dispute has risen, but in no case shall the demand be made later than the time set in this Contract for final payment.  Any demand received after that time shall not be allowed.

           (2)   Owner and Contractor shall, within ten (10) days

of  the written demand for arbitration, agree upon an arbitrator.

If  within this said ten (10) day period the Owner and Contractor are unable to agree upon a single arbitrator, then the Owner and Contractor will, within three (3) additional days,

each  select an arbitrator, and those two arbitrators  will  then select a third.

           (3)   At  such  time as the arbitrator (or  all  three

arbitrators)  has  been  selected as provided  in  Paragraph  (2)

above,   the  election  to  arbitrate  shall  become  final   and

irrevocable.

           (4)   Unless  both  Owner and Contractor  specifically

agree  in writing to the contrary, the arbitration hearing  shall be  conducted  and the decision rendered therefrom no  more  than forty-five (45) days after the written demand for arbitration.

           (5)   The  arbitrator,  if  he  deems  that  the  case

requires it, is authorized to award to the party whose contention is sustained, such sums as he (or a majority of them) shall  deem proper  to  compensate  the prevailing party  for  the  time  and expense  incident  to  the proceedings,  including  any  and  all reasonable attorneys' fees expended, and, if the arbitration  was demanded without reasonable cause, he may also award damages  for delay.  Unless Owner and Contractor specifically agree in writing to  the  contrary, the arbitrator shall fix his own  compensation and  shall assess costs and charges of the proceeding upon either or both parties.

           (6)   The  decision of the arbitrator shall be  final,

save  and except for the limited right of appeal as provided  for in the Nevada Revised Statutes.  In the event the decision of the arbitrator  is  appealed, reasonable attorneys'  fees  and  Court costs, as determined by a Court of competent jurisdiction,  shall be paid to the prevailing party.

           (7)   Unless Owner and Contractor otherwise  agree  in

writing  to the contrary, the Contractor shall carry on the  work during  any arbitration proceedings, and the Owner shall continue to  make timely payments to the Contractor in accordance with the

Contract.

                           ARTICLE 21

                   TERMINATION OF THE CONTRACT

     (A)  Termination by the Contractor.

          (1)  If the work is stopped for a period of thirty (30)

days under an order of any Court or other public authority having jurisdiction, or as the result of an act of government,  such  as declaration  of a national emergency making materials unavailable through  no act or fault of the Contractor or a Subcontractor  or their agents or employees, or any other person performing any  of the  work  under a contract with the Contractor, or if  the  work should  be  stopped  for  a period of thirty  (30)  days  by  the

Contractor  because  the Owner has not made payment  as  provided herein, then the Contractor may, upon three (3) additional  days'

written  notice to the Owner, terminate this Contract and recover from  the Owner payment for all work executed, and for any proven loss sustained upon any materials, equipment, tools, construction equipment and machinery, including reasonable profit and  damages thereon.

     (B)  Termination by the Owner.

          (1)  If the Contractor is adjudged a bankrupt or makes

a  general  assignment  for the benefit of  creditors,  or  if  a receiver  is appointed on account of the Contractor's insolvency,

or  if  the  Contractor  persistently and repeatedly  refuses  or fails, except in cases for which an extension of time is provided for  in Article 18, to supply enough workmen or materials, or  if the  Contractor persistently and repeatedly fails to make payment to  Subcontractors  or  for materials or labor,  or  persistently disregards laws, ordinances, rules, regulations or orders of  any public authority having jurisdiction, or otherwise is guilty of a substantial  violation of the provisions of this  Contract,  then the  Owner may, without prejudice to any other rights or remedies he  may have, and after giving the Contractor and his surety,  if any, three (3) days' written notice, terminate the employment  of the  Contractor and take possession of the site and all materials for which the Owner has made payment in full.

     (C)  Any termination of this Contract, whether by Contractor or  Owner,  shall be subject to the rights and remedies available in Article 20.

                           ARTICLE 22

                    MISCELLANEOUS PROVISIONS

                             (None)



                           ARTICLE 23

                             NOTICES

      Any  and  all  notices,  demands or  requests  required  or appropriate under this Contract shall be given in writing  either by  personal delivery or by registered or certified mail,  return receipt requested, addressed to the following addresses:

     To Contractor:      MARNELL CORRAO ASSOCIATES, INC.
                         4495 South Polaris Avenue
                         Las Vegas, NV  89103

     To Owner:           RIO PROPERTIES, INC. d/b/a
                         RIO SUITE HOTEL & CASINO
                         3700 West Flamingo Road
                         Las Vegas, NV  89103

When notice has been given by mail, it shall be deemed served the date  following  deposit, postage prepaid in  the  United  States

mail.   The  parties may change the place of notice by  notifying

the other party as set forth herein.


                           ARTICLE 24

                       PARTIAL INVALIDITY

Should  any term, condition, covenant or provision of this Contra ct,  or  any application thereof, be held by a Court of competent

jurisdiction   to   be   invalid,  void  or  unenforceable,   all

provisions,  covenants or conditions of this  Contract,  and  all applications  thereof, not held invalid, void  or  unenforceable,

shall  continue in full force and effect and shall in no  way  be effected, impaired or invalidated thereby.

                           ARTICLE 25

                     SUCCESSORS IN INTEREST

      Neither  Owner nor Contractor may transfer or  assign  this

Contract,  or  any  interest therein, without the  prior  written permission of the other.  However, this Contract shall insure  to be  benefit  of,  and  be binding upon, the  successors,  assigns

(where  permitted)  and representatives of  both  the  Owner  and

Contractor, and the Owner and Contractor covenant for  themselves and  for their successors, assigns and representatives, that they will fully perform on the terms and conditions of this Contract.


                           ARTICLE 26

                      CAPTIONS AND PRONOUNS

The captions appearing at the commencement of the Articles hereof are  descriptive  only and for convenience in reference  to  this

Contract, and in no way whatsoever define, limit or describe  the scope  or  intent  of this Contract, or in any  way  affect  this

Contract.


                           ARTICLE 27

                     CORPORATE AUTHORIZATION

      The   parties  executing  this  Contract  acknowledge   and

represent that all corporate authorization has been obtained  for the  execution of this Contract and for the compliance with  each and every term hereof.

                           ARTICLE 28

                           LEGAL SITUS

      The  terms  and  conditions  of  this  Contract  shall   be

construed  in  accordance  with and governed by the laws  of  the

State  of  Nevada,  and  the  parties hereto acknowledge that the

Courts  of this  State shall have exclusive jurisdiction over any action or proceeding brought under or by reason of this Contract.



      IN  WITNESS WHEREOF, the Contractor and Owner have executed this contract as of the day and year first above written.


RIO PROPERTIES, INC. d/b/a         MARNELL  CORRAO  ASSOCIATES,
RIO SUITE HOTEL & CASINO           INC.


By /s/ John Lipkowitz              By /s/ Perry A. Eiman

Its Exec VP                        Its Vice President of
                                   Operations

                                     Nevada State Contractor's
                                     License No. 39178

Attachments:   Exhibit 'A' Legal Description
               Exhibit 'B' Preliminary Magnitude Budget
                           Estimates dated 10/15/97
               Exhibit 'C' Billing Format
               Exhibit 'D' Exclusion List

                           EXHIBIT 'A'

                       (Legal Description)


                         [NOT INCLUDED]

                           EXHIBIT 'B'

     (Preliminary Magnitude Budget Estimates dated 10/15/97)


                         [NOT INCLUDED]

                           EXHIBIT 'C'

                        (Billing Format)


                         [NOT INCLUDED]

                           EXHIBIT 'D'

                        (Exclusion List)


                         [NOT INCLUDED]